As filed with the Securities and Exchange Commission on December 27, 2012

Registration No. 33-10472

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.__	☐
Post-Effective Amendment No. 41	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 41	☒

(Check appropriate box or boxes)

LONGLEAF PARTNERS FUNDS TRUST

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue; Suite 900

Memphis, TN 38119

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code - (901) 761-2474

ANDREW R. McCARROLL, ESQ

Southeastern Asset Mgmt., Inc.

6410 Poplar Ave., Ste. 900

Memphis, TN 38119

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☑	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on May 1, 2011 pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on May 1, 2012 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Partners Fund (Ticker: LLPFX)
Small-Cap Fund (Ticker: LLSCX)
International Fund (Ticker: LLINX)
Global Fund (Ticker: LLGLX)

May 1, 2012, as supplemented December 27, 2012

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should be aware that the Funds:

•	Are not bank deposits;

•	Are not guaranteed, endorsed, or insured by any financial institution or governmental entity such as the Federal Deposit Insurance Corporation (FDIC); and

•	May not achieve their stated goals.

Contents

Longleaf Partners Fund Summaries

Partners Fund Summary	1

Invests primarily in mid and large-cap U.S. companies believed to be significantly undervalued.

Small-Cap Fund Summary	5

Invests primarily in small-cap U.S. companies believed to be significantly undervalued. (Closed to new investors)

International Fund Summary	9

Invests primarily in non-U.S. companies believed to be significantly undervalued.

Global Fund Summary	13

Invests primarily in U.S. and non-U.S. companies believed to be significantly undervalued.

Partners Fund	Longleaf Partners Funds	¡	1

Partners Fund Summary

Investment Objective and Policy

Longleaf Partners Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in a limited number of mid-and large-cap U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Partners Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.76%

12b-1 Fees	None

Other Expenses	0.15

Total Annual Fund Operating Expenses	0.91%

Example of Fund Expenses. This example helps compare the cost of investing in the Partners Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.55% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•

Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 37 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Fund primarily owns common stock or securities convertible into common stock but may purchase other types of securities. The Fund may invest up to 30% of assets in non-U.S. securities, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund may purchase and sell (write) put and call options, futures contracts and options on futures contracts, swaps and other similar instruments and may engage in short sales. Although the Fund reserves the right to invest in derivatives of any kind when Southeastern believes it would benefit the Fund, during the last fiscal year it employed forward currency agreements for the purpose of managing its exposure to currency risk, and wrote “covered” calls to seek enhanced returns.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

2	¡	Longleaf Partners Funds	Partners Fund

Partners Fund Summary

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk  ■  Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk  ■  Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks  ■  As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk  ■  Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks  ■  Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the

Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Derivatives Risks  ■  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Partners Fund	Longleaf Partners Funds	¡	3

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at longleafpartners.com or (800) 445-9469.

Past Fund Performance Total Return (%)

Average Annual Total Returns at December 31, 2011

	One Year	Five Years	Ten Years
Longleaf Partners Fund (net of fees and expenses)

Return Before Taxes	(2.85)%	(2.85)%	3.74%

Return After Taxes* on Distributions	(3.37)	(3.25)	3.28

Return After Taxes* on Distributions and Sale of Fund Shares	(1.36)	(2.46)	3.21

Comparative Index (no deductions for fees, expenses, or taxes)

S&P 500 Index	2.11	(0.25)	2.92

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Best Quarter

in last ten years.

2nd Quarter of 2009 26.63%

Worst Quarter

in last ten years.

4th Quarter of 2008 (34.74)%

4	¡	Longleaf Partners Funds	Partners Fund

Partners Fund Summary

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins  ■  Chairman and Chief Executive Officer of Southeastern. Fund manager since 1987.

G. Staley Cates  ■  President and Chief Investment Officer of Southeastern. Fund manager since 1994.

Purchase and Sale of Fund Shares

Minimum investment

•	$10,000 initial purchase

•	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions:

P.O. Box 9694

Providence, RI 02940-9694

Overnight mail:

4400 Computer Drive

Westborough, MA 01581

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Small-Cap Fund	Longleaf Partners Funds	¡	5

Small-Cap Fund Summary

Investment Objective and Policy

Longleaf Partners Small-Cap Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in a limited number of small-cap U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Small-Cap Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.78%

12b-1 Fees	None

Other Expenses	0.14

Total Annual Fund Operating Expenses	0.92%

Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$94	$293	$509	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.33% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•

Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 37 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap. The Fund primarily owns common stock but may purchase other types of securities. The Fund may invest up to 30% of assets in non-U.S. securities, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund may purchase and sell (write) put and call options, futures contracts and options on futures contracts, swaps and other similar instruments and may engage in short sales. Although the Fund did not invest significantly in derivative instruments over its last fiscal year, it reserves the right to do so at any time when Southeastern believes it would benefit the Fund.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

6	¡	Longleaf Partners Funds	Small-Cap Fund

Small-Cap Fund Summary

Principal Investment Strategy (continued)

Definition of Small-Cap  ■  Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. At November 30, 2012, the top of this range was $5.2 billion.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk  ■  Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk  ■  Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks  ■  As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk  ■  Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks  ■  Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Small-Cap Risks  ■  Smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Derivatives Risks  ■  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Small-Cap Fund	Longleaf Partners Funds	¡	7

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at longleafpartners.com or (800) 445-9469.

Past Fund Performance Total Return (%)

Average Annual Total Returns at December 31, 2011

	One Year	Five Years	Ten Years
Longleaf Partners Small-Cap Fund (net of fees and expenses)

Return Before Taxes	1.79%	1.40%	8.73%

Return After Taxes* on Distributions	0.78	0.65	7.50

Return After Taxes* on Distributions and Sale of Fund Shares	2.50	1.12	7.41

Comparative Index (reflects no deductions for fees, expenses, or taxes)

Russell 2000 Index	(4.18)	0.15	5.62

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Best Quarter

in last 10 years

2nd Quarter of 2003 26.50%

Worst Quarter

in last 10 years

4th Quarter of 2008 (28.21)%

8	¡	Longleaf Partners Funds	Small-Cap Fund

Small-Cap Fund Summary

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins  ■  Chairman and Chief Executive Officer of Southeastern. Fund manager since 1989.

G. Staley Cates  ■  President and Chief Investment Officer of Southeastern. Fund manager since 1994.

Purchase and Sale of Fund Shares

Minimum investment

•	$10,000 initial purchase (closed to new investors)

•	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions:

P.O. Box 9694

Providence, RI 02940-9694

Overnight mail:

4400 Computer Drive

Westborough, MA 01581

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

International Fund	Longleaf Partners Funds	¡	9

International Fund Summary

Investment Objective and Policy

Longleaf Partners International Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in a limited number of international or non-U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the International Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.18%

12b-1 Fees	None

Other Expenses	0.19

Total Annual Fund Operating Expenses	1.37%

Example of Fund Expenses. This example helps compare the cost of investing in the International Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$139	$434	$750	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.87% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•

Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 37 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The International Fund normally invests at least 65% of total assets in the equity securities of international issuers, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock or securities convertible into common stock but may purchase other types of securities as long as the investment meets our criteria. The Fund may purchase and sell (write) put and call options, futures contracts and options on futures contracts, swaps and other similar instruments and may engage in short sales. Although the Fund reserves the right to invest in derivatives of any kind when Southeastern believes it would benefit the Fund, during the last fiscal year it employed forward currency agreements for the purpose of managing its exposure to currency risk.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

10	¡	Longleaf Partners Funds	International Fund

International Fund Summary

Principal Investment Strategy (continued)

Definition of Non-U.S.  ■  A company will generally be considered non-U.S. if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk  ■  Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk  ■  Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks  ■  As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk  ■  Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks  ■  Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Focused Investment Risks  ■  The Fund does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Derivatives Risks  ■  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

International Fund	Longleaf Partners Funds	¡	11

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at longleafpartners.com or (800) 445-9469.

Past Fund Performance Total Return (%)

Average Annual Total Returns at December 31, 2011

	One Year	Five Years	Ten Years
Longleaf Partners International Fund (net of fees and expenses)

Return Before Taxes	(20.29)%	(4.91)%	2.95%

Return After Taxes* on Distributions	(20.90)	(5.67)	2.33

Return After Taxes* on Distributions and Sale of Fund Shares	(13.03)	(4.18)	2.49

Comparative Index (reflects no deductions for fees or expenses)

EAFE Index (Net of Dividend Tax Withholding)	(12.14)	(4.72)	4.67

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Best Quarter

in last 10 years.

2nd Quarter of 2003 30.72%

Worst Quarter

in last 10 years.

3th Quarter of 2011 (23.57)%

12	¡	Longleaf Partners Funds	International Fund

International Fund Summary

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins  ■  Chairman and Chief Executive Officer of Southeastern. Fund manager since 1998.

G. Staley Cates  ■  President and Chief Investment Officer of Southeastern. Fund manager since 1998.

T. Scott Cobb  ■  Head of Europe and Principal of Southeastern. Fund manager since 2010.

Ken I. Siazon  ■  Principal of Southeastern. Fund manager since 2010.

Purchase and Sale of Fund Shares

Minimum investment

•	$10,000 initial purchase

•	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions:

P.O. Box 9694

Providence, RI 02940-9694

Overnight mail:

4400 Computer Drive

Westborough, MA 01581

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Global Fund	Longleaf Partners Funds	¡	13

Global Fund Summary

Investment Objective and Policy

Longleaf Partners Global Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in U.S. and non-U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Global Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.125%

12b-1 Fees	None

Other Expenses*	1.025

Gross Expenses Prior to Fee Waiver	2.15

Fee Waiver Due to Expense Cap	(0.50)

Total Annual Fund Operating Expenses	1.65%

* Other expenses are based on estimated amounts for the current fiscal year.

Example of Fund Expenses. This example helps compare the cost of investing in the Global Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years
$168	$520

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•

Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 37 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Global Fund normally invests at least 40% of total assets in the equity securities of non-U.S. issuers throughout the world, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock or securities convertible into common stocks.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

14	¡	Longleaf Partners Funds	Global Fund

Global Fund Summary

Definition of Non-U.S.  ■  A company will generally be considered non-U.S. if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk  ■  Equity prices fluctuate and may decline in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the value of your investment goes down and you redeem your shares, you could lose money.

Investment Selection Risk  ■  Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks  ■  As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds are not successful in addressing these risks, their business values and stock prices may decline, which would have a negative impact on the value of your Fund shares.

Non-Diversification Risk  ■  Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and its share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks  ■  Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Focused Investment Risks  ■  The Fund does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Global Fund	Longleaf Partners Funds	¡	15

Performance

Because the Fund commenced investment operations on or about December 27, 2012, no year-by-year total return bar chart or average annual total return table is being presented. The year-by-year total return bar chart and the average annual total return table will be provided after the Fund has annual returns for at least one calendar year.

Free updated performance information can be obtained at longleafpartners.com or (800) 445-9469.

At that time, performance information will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.

16	¡	Longleaf Partners Funds	Global Fund

Global Fund Summary

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins  ■  Chairman and Chief Executive Officer of Southeastern. Fund manager since 2012.

G. Staley Cates  ■  President and Chief Investment Officer of Southeastern. Fund manager since 2012.

Purchase and Sale of Fund Shares

Minimum investment

•	$10,000 initial purchase

•	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed on any day the New York Stock Exchange is open for trading.

Regular mail instructions:

P.O. Box 9694

Providence, RI 02940-9694

Overnight mail:

4400 Computer Drive

Westborough, MA 01581

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Longleaf Partners Funds	¡	17

About The Funds

Governing Principles  ■  The Longleaf Partners Funds represent an investment partnership between all Fund shareholders and the employees and affiliates of the Funds’ manager, Southeastern Asset Management, Inc. (“Southeastern”), who are the Funds’ largest owners. Southeastern will use its best efforts to apply the following principles to this investment partnership:

•	We will treat your investment as if it were our own.

•	We will remain significant investors in Longleaf Partners Funds.

•	We will invest for the long term, while striving to maximize returns and to minimize business, financial, purchasing power, regulatory, and market risks.

•

We will choose each equity investment based on its discount from our appraisal of its corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

•	We will focus our assets in our best ideas.

•	We will not impose loads or 12b-1 charges on mutual fund shareholders.

•	We will consider closing to new investors if closing would benefit existing clients.

•	We will discourage short-term speculators and market timers.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

Our Philosophy  ■  We are value investors. We view equity investments as ownership in a business enterprise. The Funds seek to achieve superior long-term performance by acquiring equity securities of what we believe are growing, financially sound companies managed by capable, honorable individuals at market prices significantly below our assessment of their business values. We sell stocks when they approach our appraisals. We seek to determine business or intrinsic value through financial analysis and established disciplines which we have consistently applied over 37 years. We believe equities purchased at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and also should appreciate substantially if the market recognizes the company’s economic value.

Process  ■  All of the Longleaf Partners Funds seek long term capital growth and follow the same investment disciplines and appraisal methods. Our analysts, working as a team, seek competitively entrenched companies we believe can enhance their advantages and are operated by trustworthy, capable, shareholder-oriented managers. Generally, when the common stock is available at 60% or less of our conservative appraisals, and when the investment has been qualified, both quantitatively and qualitatively, we purchase a position for the Fund or Funds whose universe most closely fits the company.

How We Achieve Our Investment Objectives

The following section discusses the principal investment strategies we use to achieve each Fund’s objective. The investment objectives of the International and Global Funds are non-fundamental and may be changed without shareholder approval.

Determining Business or Intrinsic Value  ■  Our research team appraises businesses by studying financial statements, regulatory information, trade publications, and other industry and corporate data, and by talking with corporate management, competitors, and suppliers.

We use two primary methods of appraisal. The first seeks to assess the company’s liquidation value based on the current economic worth of corporate assets and liabilities. The second method seeks to determines the company’s ongoing value based on its ability to generate free cash flow after required capital expenditures and working capital needs. We calculate the present value of the projected free cash flows plus a terminal value, using a conservative discount rate. We believe our appraisal represents the price that informed buyers and sellers would negotiate

18	¡	Prospectus 2012

About The Funds

in an arms length sale. We then check our appraisals against our data base of comparable historic transactions.

Other Investment Criteria  ■  In addition to significant estimated undervaluation, we also look for the following when selecting investments:

•

Good Business. We look for businesses that possess, in our opinion, a number of qualities. First, we must be able to understand both the fundamentals and the economics of a business. Second, a strong balance sheet helps protect a company during slow economic times and enables a business to seize opportunities when they arise. Third, a sustainable competitive advantage in market share, dominant brands, cost structure, or other areas, helps ensure the strength and growth of a company. Fourth, a business must be able to generate and grow free cash flow from operations. Finally, pricing power enables a company to pass cost increases to consumers rather than absorbing them in lower margins.

•

Good People. We look for businesses whose managements possess, in our opinion, four primary qualities. They should be capable operators who can run the business profitably. They should be capable capital allocators who will build shareholder value through wisely reinvesting the free cash flow that the business generates. They should be shareholder oriented in their actions and decisions. They should have the proper incentives with much of their net worth tied to the company’s results.

Although a company may not meet all the investment criteria above, we must believe that significant unrealized value is present before making an investment.

Allocation of Investment Ideas  ■  When a company qualifies for purchase, we generally allocate small-cap stocks to the Small-Cap Fund, non-U.S. names to the International Fund, and mid and large-cap U.S. stocks to the Partners Fund. With a mix of U.S. and non-U.S. securities, the Global Fund will often participate in allocations of the same securities we purchase for the other Funds, depending on its current holdings and cash levels. As a result, more than one Fund may own a single security. For example, an overseas company might be in each of the International Fund, the Global Fund, and Partners Fund. If the Fund most closely aligned with a security is fully invested or otherwise unable to buy a position, another Fund (subject to its own investment policies and guidelines) might purchase that security.

How Companies May Reach Intrinsic Value  ■  We generally sell a holding when its market price reaches our appraisal. Undervalued businesses may reach our estimate of their intrinsic worth in several ways.

•

Market Realization. Over time the market may recognize the business’s true value. As companies with strong management and true earnings power report better earnings, the price of the stock generally rises.

•	Mergers and Acquisitions. Undervalued companies often attract acquirors, or large owners may seek a buyer.

•	Management Buy-Outs. Corporate management may obtain funding to buy out shareholders and take the company private.

•	Liquidations. A company may partially or fully liquidate its assets or operations through spin-offs of subsidiaries or sales of a portion of the business.

•

Share Repurchase Programs. When a company’s stock is undervalued, repurchasing outstanding shares increases value per share. If repurchasing shares is the capital allocation choice with the highest return, management can grow the value of the business and shrink the number of owners sharing the returns.

Portfolio Turnover  ■  We are long-term owners, not traders or speculators. Generally, our time horizon when purchasing a company is five or more years. We will generally hold the stock as long as we believe a margin of safety exists between price and value, and we remain confident in management’s ability to create additional value.

Annual portfolio turnover for the past three years has ranged from approximately 15% to approx-

Longleaf Partners Funds	¡	19

imately 44% across the Funds. There are no limits on portfolio turnover, however, and we sell portfolio holdings whenever we believe that sales would benefit Fund shareholders.

Other Investments  ■   All Funds may invest a portion of assets in cash equivalents and, as a non principal strategy, a wide variety of securities other than common stock including convertibles, preferred stock, debt securities, private placements, warrants, puts, calls, options, short sales, swaps, futures, and combinations of these instruments.

Cash Reserves  ■  Normally, cash reserves and money market instruments do not exceed 15% of net assets. If, however, we have difficulty finding attractive investments, require cash to meet expected liquidity needs or otherwise believe it would benefit a Fund, all or any portion of Fund assets may be held in cash reserves. As a result, there may be periods when the percentage of securities qualifying as “small cap” or “international” fall below the normal levels described in the investment policies of the Small-Cap, International, and Global Funds. Holding cash reserves can penalize short-term performance in rising markets, but during market declines cash may allows us to purchase securities at discounted prices. Previously when cash has risen to over 20% for a prolonged period and inflows have continued to increase, we generally have closed the affected Funds. While we may hold any portion of assets in cash reserves for temporary defensive purposes during adverse market, economic or political conditions, we believe such conditions generally create opportunities for us to put excess cash to work.

Risks of Investing

The principal risks of investing in the Longleaf Partners Funds include the following:

Stock Market Risk  ■   Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk  ■  Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks  ■  As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk  ■  Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks  ■  Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity. In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations. Non-U.S. investment risks may be more pronounced in emerging markets.

Small-Cap Risks  ■  Particularly with respect to the Small-Cap Fund, smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies.

20	¡	Prospectus 2012

About The Funds

Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Focused Geographic Risks  ■  Particularly with respect to the International and Global Funds, Longleaf does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when a Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Other risks include the following:

Puts, Calls, Options, Short Sales, Swaps and Financial Futures  ■  The Funds may invest selectively in a wide variety of put and call options, futures, swaps, combinations of these techniques, and in other similar financial instruments and may engage in short sales. Generally, these investments or techniques are used for hedging purposes, to increase returns, or as an alternative to owning the underlying security. These techniques have risks. Gains on investments in options and futures and on short sales depend on correctly predicting the direction of stock prices, interest rates, and other economic factors. If these instruments do not perform as we anticipate, or if a Fund were not able to close out its position, a significant loss could occur. With respect to swaps and other derivative contracts, the Funds also bear the risk of loss of the amount expected to be received under the contract in the event of default or bankruptcy of a derivative counterparty. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks or that, if used, such strat-

egies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions.

Liquidity Risk  ■  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, restricted and illiquid securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Particularly with respect to small-cap issuers, we may take relatively large ownership positions, and may purchase the same security for the Funds and for Southeastern’s other clients. Depending on market and trading conditions, disposing of such holdings could be more difficult (i.e., at a lower price or with greater delay than desired) than if Southeastern owned a smaller amount. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Each Fund may hold up to 15% of its net assets in securities that cannot be sold within seven business days at approximately the price at which the Fund has valued them. Restricted or non-registered securities may be sold only in privately negotiated transactions or in limited amounts under other exemptions. A Fund might have to pay the registration expenses to sell such a position.

Longleaf Partners Funds	¡	21

Bonds and Fixed Income Securities  ■  The Funds may invest up to 15% of assets (at the time of purchase) in both investment and non investment grade corporate and governmental bonds. A Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. High yield or non-investment grade bonds (also known as “junk bonds”) have higher credit risk than investment grade securities. Fixed income securities are also subject to interest rate risk, which is the risk that they will decline in value because of changes in interest rates.

More detailed information on investments and investment techniques appears in the Statement of Additional Information.

22	¡	Prospectus 2012

Shareholder Manual

Investment Adviser  ■  Southeastern Asset Management, Inc. (“Southeastern”) is the Funds’ investment adviser. Formed in 1975, the firm has over 37 years of experience managing securities portfolios for institutional investors and individuals. Located at 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119, Southeastern managed more than $32.0 billion in  private account and mutual fund assets at September 30, 2012.

Code of Ethics  ■  To align our interests with those of Longleaf shareholders and other Southeastern clients and to prevent conflicts of interest, our Code of Ethics requires all employees to limit their investments in publicly offered equity securities to funds advised by Southeastern, unless granted an exception for other securities transactions.

Employees must report their personal securities transactions quarterly. Any material violation of the Code of Ethics is reported to the Boards of the Funds. The Boards also review the administration of the Code of Ethics annually, and Trustees must obtain clearance before making purchases of publicly offered equity securities to avoid con-

flicts of interest. The Code of Ethics also prohibits market timing and selective disclosure of portfolio holdings.

Disclosure of Portfolio Holdings  ■  The Funds’ policies and procedures related to disclosing Fund portfolio securities are included in the Statement of Additional Information, which is available without charge upon request by calling (800) 445-9469 or by visiting our website, longleafpartners.com.

Management Services  ■  Southeastern manages the securities portfolios of the four Longleaf Partners Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund Administrator, providing administrative, business, legal and compliance services. The Funds are responsible for payment of all direct operating expenses, such as custodian and transfer agent fees, Trustees’ fees, professional fees of outside lawyers and accounting firms, registration fees, trade association dues, printing, postage, insurance premiums, costs of outside pricing vendors, and the costs of computer programs dedicated to Fund operations.

Advisory and Administration Fees  ■  The Funds paid Southeastern the following annual fees as a percentage of average net assets for the services rendered:

Fund	Investment Counsel Fee		Administration Fee
	Stated Fee	Actual 2011 Fee	Actual 2011 Fee
Partners Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.76%	0.10%
Small-Cap Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.78%	0.10%
International Fund	1.20% on first $500 million in average net assets; 1.00% on balance	1.18%	0.10%
Global Fund	1.125% on first $500 million in average net assets; 1.00% on balance	na	na

Longleaf Partners Funds	¡	23

A discussion of factors considered by the Boards of Trustees in electing to renew the Investment Counsel and Fund Administration Agreements with Southeastern is contained in Longleaf’s Annual Report for the period ended December 31, 2012.

Portfolio Managers  ■  The individuals identified as portfolio managers are senior members of Southeastern’s research team, which is responsible for stock selection. The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and each manager’s Fund ownership.

Team Approach  ■   Southeastern believes that each of its clients, including the Longleaf Partners Funds, should have the full benefit of Southeastern’s skill and experience. Each analyst is a generalist, charged with generating ideas for any portfolio in any industry or country. Once an investment idea is generated, it faces the scrutiny of the full research team, and must qualify under Southeastern’s strict investment criteria before it may be implemented for a Fund. This team approach reinforces Southeastern’s disciplines, as each team member participates in the analysis and evaluation of every analyst’s ideas.

To monitor individual client guidelines, regulatory requirements, cash movements, and progress regarding purchases and sales of securities, Southeastern’s risk management, trading, legal, accounting, compliance, and client service functions participate in the investment implementation process. Mr. Hawkins and Mr. Cates engage to a greater extent with Southeastern’s day to day operations than Mr. Cobb and Mr. Siazon, whose roles are primarily investment research.

Fund Operations  ■  Each Fund has a separate Board of Trustees which oversees all operations of the particular Fund. The same Trustees serve all four Funds. 75% of the Trustees are independent of and not affiliated with Southeastern. The investment and administrative functions for each Fund are performed or supervised by the officers and employees of Southeastern under investment advisory and fund administration agreements with each of the Funds. Information on employment experience and educational backgrounds of the Funds’ Trustees appears in the Statement of Additional Information.

General Information

Funds Closed to New Investors  ■  The Small-Cap Fund is closed to new shareholders unless you meet one of the exceptions outlined below. The Funds are not for offer or sale in jurisdictions outside the United States where such offer or sale would not be lawful.

Minimum Initial Investment  ■  The minimum initial investment for each account is $10,000. Exceptions to the investment minimum are outlined below. Other than our $100 minimum for automatic monthly investment plans, there is no minimum amount required for subsequent investments. All purchases are subject to acceptance, and we may reject purchases to protect other shareholders.

Exceptions To Investment Minimum And Closed Funds

Prior Approval for Exceptions  ■  Approval for exceptions must be obtained by calling Southeastern at (901) 761-2474 prior to making your investment. We reserve the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Exceptions to $10,000 Investment Minimum  ■  The following investors may open a new account in any open Fund with an initial investment of less than $10,000:

•	Family members of shareholders who have at least $250,000 invested in one of the Longleaf Partners Funds may open one or more accounts in the same Fund for a $5,000 initial investment.

•	Employees of Southeastern and their family members and Longleaf service providers may open new accounts with a $1,000 initial investment.

Portfolio Managers

(Southeastern title, tenure)

O. Mason Hawkins

(Chairman and Chief Executive Officer, Southeastern since 1975)

Co-Portfolio Manager of all Funds

G. Staley Cates

(President and Chief Investment Officer, Southeastern since 1986)

Co-Portfolio Manager of all Funds

T. Scott Cobb

(Head of Europe, Principal, Southeastern since 2006)

Co-Portfolio Manager of International Fund

Ken I. Siazon

(Principal, Southeastern since 2006)

Co-Portfolio Manager of International Fund

24	¡	Prospectus 2012

Shareholder Manual

•	Individual financial advisors and consultants whose clients aggregate over $10,000 may add new clients below the minimum.

•	Institutions and affiliates of institutions having a strategic investment advisory relationship with Southeastern may open client accounts below the minimum.

Closed Fund Exceptions  ■  The following investors may open new accounts in a closed Fund for an initial investment of $10,000 if approved by Southeastern:

•	Existing shareholders in a closed Fund and their spouse or minor child may open accounts in the same Fund.

•	Individual financial advisors and consultants who have maintained accounts in a closed Fund since its closing date may add new clients to that Fund.

•	Institutions and affiliates of institutions having a strategic investment advisory relationship with Southeastern.

•	Employees of Southeastern and their family members and Longleaf service providers may open new accounts.

Transfer Agent  ■  BNY Mellon Asset Servicing (US) Inc. (“BNY Mellon”), of Westborough, Massachusetts, handles all shareholder purchases, redemptions and account changes. Please direct your requests and questions about your account to BNY Mellon at (800) 445-9469. Southeastern does not process transactions. All account maintenance correspondence and transaction instructions must be sent to BNY Mellon for processing.

Account Access Information  ■  You may obtain personal account information through the Funds’ website, www.longleafpartners.com, or by calling our shareholder services associates at (800) 445-9469.

Market Timing and Short-term Trading  ■  The Funds are intended for long-term investors and do not knowingly permit short-term trading or market-timing. Frequent trading into or out of a Fund may harm performance by disrupting portfolio management strategies, by increasing expenses, or by diluting the value of fund shares held by long-term shareholders. If you engage in short-term trading of shares (whether held directly or through an intermediary), Longleaf may suspend or terminate your ability to make further purchases.

The Funds’ Trustees have established procedures to monitor trading regularly and to use fair value pricing. Longleaf, in its sole discretion, may consider it a violation of the excessive trading policy if you sell shares within 30 days of a purchase or enter into a series of transactions indicative of an excessive trading pattern. In such instances, the Funds may temporarily or permanently bar your future purchases in that Fund or all the Funds. A shareholder’s history in any Fund, including other accounts under common ownership or control, may determine whether the Fund will stop the shareholder’s purchases.

In addition, Longleaf reviews trading activity for substantial redemptions or exchanges within six months of purchase. These transactions may trigger the rejection of future Longleaf purchases within the next six months. The determination of what is “substantial” is made solely by Longleaf. Thus, even if you are not a literal “market timer,” if your investment horizon is not at least six months, you should not buy shares of a Longleaf Fund.

Certain non-discretionary transactions and exceptional circumstances may fall outside the short-term trading prohibitions, but Longleaf will make such determinations in its sole discretion, and reserves the right to reject any purchase to protect long-term shareholders. The Trustees may alter these policies and procedures without prior notice to shareholders.

Pursuant to SEC Rule 22c-2, the Funds have made contractual arrangements with intermediaries, that hold multiple sub-accounts in a single omnibus Longleaf account, to require cooperation to help stop frequent trading, but frequent trading may still occur in these accounts. Longleaf will work with intermediaries to stop frequent trading, and reserves the right to impose restrictions on individual traders or on the entire omnibus account if an intermediary is not effective in policing timing activity.

Longleaf Partners Funds	¡	25

The Funds’ Trustees may choose to impose a redemption fee (payable to the Funds) to deter short-term speculators and market timers. Shareholders would receive advance notice and a supplement to this Prospectus before imposition of a redemption fee.

Fair Value Pricing  ■  The Board of Trustees has adopted procedures to fair value each Fund’s securities when market prices are not “readily available” or are unreliable (see How Fund Shares are Priced). For example, a Fund may fair value a security when a security is de-listed or its trading is halted; when a security’s primary pricing source is unable or unwilling to provide a price;

when a security’s primary trading market is closed during U.S. market hours; or when a security’s value is materially affected by company news or any other events occurring after the close of the security’s primary trading market.

By fair valuing securities, each Fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of the fund’s shares, and tries to ensure that the Fund prices are fair and do not dilute or harm shareholders. Each Fund makes fair value determinations in good faith in accordance with the Fund’s valuation procedures, but the fair value may be higher or lower than the value a Fund would have received if it had sold the security.

Anti-Money Laundering Regulations  ■  As part of the Funds’ legal responsibility for the prevention of money laundering, Southeastern and the Funds’ service providers require a detailed verification of the identity of shareholders and individuals with authority or control over an account opened by entities such as corporations, partnerships, and trusts.

Prior to an account being opened, the Funds must have certain information such as name, street address, date of birth, and U.S. taxpayer identification number (the “Identifying Information”). In the case of an account opened by an entity, we also require copies of certain organizational documents.

No purchase will be allowed until the Identifying Information or required documentation has been received. When the information or documentation has been supplied and the application is in good order, the Funds will verify the shareholder’s identity. If the Funds cannot verify identity, they will disallow additional purchases and may close the account. If the account is closed, the shareholder will receive proceeds based on the next calculated net asset value of the Fund(s). The Funds, by written notice to a shareholder, may suspend the payment of withdrawal proceeds if necessary to comply with applicable anti-money laundering regulations. The Funds will share the identity of shareholders with federal regulators and report a failure to verify identity in accordance with applicable law. The Funds, Southeastern, and the Funds’ service providers reserve the right to implement additional policies and procedures to detect and prevent money laundering.

Privacy of Personal Information

The Longleaf Partners Funds collect nonpublic personal information about our shareholders from the following sources:

•	Information on forms, such as name, address, age, and social security number; and

•	Information about Longleaf transactions, such as purchase and redemption activity and account balances.

We restrict access to nonpublic personal information to service providers involved in administering and servicing Longleaf accounts. Otherwise, we do not disclose nonpublic personal information about our present or former shareholders to third parties, except as permitted by law. We and our service providers maintain physical, electronic and procedural safeguards in accord with federal regulations to protect the nonpublic personal information of Longleaf shareholders.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your

26	¡	Prospectus 2012

Shareholder Manual

financial intermediary governs how your information would be shared with non-affiliated third parties.

How To Open A New Account

Checks and wire transfers for investments received by the transfer agent in good order before the close of the New York Stock Exchange are processed at that day’s closing price. Investments received after the close of the Exchange are priced at the next business day’s closing price.

The Funds cannot accept post dated checks, third party checks, money orders, credit card convenience checks, or checks drawn on a non-U.S. bank, nor can the Funds hold investments to be processed at a later date. Cashiers checks must include the shareholder’s name.

By Check:

•	Complete and sign the application. Be sure to provide all data labeled “Required.”

•	Make check payable to “Longleaf Partners Funds.”

•	Indicate on account application and check the amount to be invested in each Fund.

•	Send application and initial investment to:

By regular mail: Longleaf Partners Funds P. O. Box 9694 Providence, RI 02940-9694	By express mail or overnight courier: Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800) 445-9469

Items delivered to the P.O. Box are not deemed “received” until they arrive at BNY Mellon for processing. Time critical items requiring proof of receipt should be sent to the Westborough, MA address.

By Wire Transfer:

•	Call the Funds at (800) 445-9469 to obtain information on establishing a new account.

•	After providing the original application and all required documentation in good order, you will be provided with a new account number.
•	Using your new account number, instruct your bank to wire funds as follows:

Bank of New York Mellon

New York, NY

ABA 011001234

DDA # 0000733156

Identify the Fund:

A07 PF 133 – Partners

A07 SC 134 – Small-Cap

A07 IN 136 – International

A07 GL 137 – Global

For credit to: (your name as account is registered)

Shareholder account #: (your account number)

•

BNY Mellon will not process wire transfers without a Fund identifier and shareholder account number. If your instructions are not in good order, your purchase may be delayed or your wire may be returned.

Individual Retirement Accounts  ■  Please request an IRA Application Kit to open a Traditional IRA, Roth IRA or SEP. The kit contains an explanation of tax considerations, information on the Trustee, and instructions for opening your retirement account. The minimum initial investment for an IRA account is $10,000. The minimum is usually satisfied primarily by transferring funds from an existing IRA or qualified retirement plan.

Additional Investments

There is no minimum required for subsequent investments, unless you have requested automatic monthly investment, for which the minimum is $100.

By Check  ■  Send your check with the remittance stub from your account statement or with an instruction letter to BNY Mellon at the address shown on p. 26. Your communication must contain name, address, and account number. Designate on your check and remittance stub the particular Fund(s) in which you are investing. The Funds cannot accept post dated checks, third party checks, money orders, credit card convenience checks or checks drawn on a non-U.S. bank.

Longleaf Partners Funds	¡	27

By Wire Transfer  ■  Follow the wire instructions shown previously. Be sure to include your Fund and Account number on your wire.

By Telephone and Electronic Transfer  ■  You may establish electronic transfer capabilities on your account application or by sending written instructions to our transfer agent. You must include a voided check. You may purchase shares of the Funds by calling the transfer agent at (800) 445-9469 to initiate an electronic transfer from your bank account. Electronic transfers can only be made from bank checking accounts and not from Money Market Funds or other financial accounts. Your purchase price will be the net asset value next determined following receipt by the Fund of your telephone purchase request in good order. An electronic transfer may take up to three business days to settle and be considered in good order. Your initial investment cannot be made by electronic transfer.

By Automatic Monthly Investment  ■  You may establish an automatic monthly investment of $100 or more by completing the designated section on your account application or by sending written instructions with a Medallion Signature Guarantee to our transfer agent. You must include a voided check with your request. We do not charge a fee for this service. Consult your banking institution about any fees that it may charge. Electronic transfers can only be made from bank checking accounts and not from Money Market Funds or other financial accounts. Transfers will occur on the business day on or about the 21st of each month. You can stop or change the amount of your automatic monthly investment by calling us at (800) 445-9469. If stopped, you can restart your monthly investment by calling us within 6 months of the time your automatic investment was stopped. You must send written instructions to make other changes to your automatic investment.

Certificates  ■  If you would like to receive Fund share certificates for your investments, you must send a written request to our transfer agent. Your certificates will not be issued until 15 days after your purchase unless the shares were purchased through a wire transfer. You cannot redeem certificated shares until the certificates have been returned to the transfer agent. If you lose your certificates, you will need to purchase a lost certificate surety bond.

Returned Checks or Rejected Transfers  ■  You are responsible for any expenses or losses incurred by the Funds if your check is returned or your electronic transfer order is rejected by your bank for any reason, including insufficient funds or a stop payment request. These expenses and losses include additional custodial and transfer agent fees as well as any loss the Funds incur on the cancellation of the shares issued for your account. If you are an existing shareholder, the Funds may collect these losses by redeeming the necessary amount from your account and may reject future purchases.

How To Redeem Shares

You may withdraw any portion of your account in a share or dollar amount at any time. We will send your redemption proceeds within one week of receipt of your redemption request in good order. To allow the Fund to plan for large redemptions in an orderly manner, we request that you notify us of anticipated redemptions of $1,000,000 or more at least 5 business days before the formal redemption request. We must have received a completed and signed account application or W-9 form before releasing redemption proceeds.

Redemption and Exchanges By Telephone  ■

Investors who have established telephone redemption and exchange privileges may redeem or make exchanges of up to $100,000 per Fund over the telephone. Telephone redemptions may not be made from IRA accounts. Accounts with address change requests within the last 30 days must submit written redemption instructions with a Medallion Signature Guarantee. The following procedures are applicable:

•	You may establish telephone redemption and exchange privileges when completing the account application, or you may request the service by sending a written request to our Transfer Agent.

28	¡	Prospectus 2012

Shareholder Manual

•	Call (800) 445-9469 if you have established telephone redemption and exchange privileges on your account.

•	Exchanges into new accounts must meet the $10,000 minimum and any closed fund exceptions.

•	Proceeds of redemptions will be sent only to the address of record or in accordance with previously established bank instructions.

•	Telephonic orders completed before the close of the New York Stock Exchange receive that day’s price.

•	Telephonic orders completed after the close of the New York Stock Exchange receive the next business day’s price.

•	The Funds may not hold a redemption request to be processed at a later date.

Please retain the confirmation number assigned to your telephone redemption or exchange as proof of your trade. You cannot change or cancel a telephone redemption or exchange request after the transaction has been processed. The transfer agent employs reasonable procedures to confirm that instructions received by telephone are genuine. When these procedures are followed, the Funds and the transfer agent are not liable for losses caused by such instructions. The Fund reserves the right to revise or terminate telephone redemption and exchange privileges at any time.

Redemptions By Letter  ■  The following information must be included in a redemption request:

•	Your account number;

•	Fund identification:

A07 PF 133 – Partners

A07 SC 134 – Small-Cap

A07 IN 136 – International

A07 GL 137 – Global

•	The amount of the redemption, specified in either dollars or shares;

•	The signatures of all owners, exactly as they are registered on the account;
•

Medallion Signature Guarantees are required under certain circumstances. In addition, your Medallion Signature Guarantees must have the appropriate “prefix” covering the amount of your redemption request. Please see page 29 for additional information regarding Medallion Signature Guarantees. If your Medallion Signature Guarantee is not in good order, your transaction will be rejected;

•	Fund Certificates, if any have been issued for the shares being redeemed;

•	Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts.

Please call our transfer agent at (800) 445-9469 if you have questions about these requirements.

Redemption requests and required documentation should be sent as follows:

By regular mail: Longleaf Partners Funds P.O. Box 9694 Providence, RI 02940-9694	By express mail or overnight courier: Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800) 445-9469

Items delivered to the P.O. Box are not deemed “received” until they arrive at BNY Mellon for processing. Time critical items requiring proof of receipt should be sent to the Westborough, MA address.

Distributions and transfers from IRA accounts are subject to additional requirements. Please obtain our “Retirement Account Distribution Form,” “IRA Transfer & Conversion Form,” or consult your tax advisor when redeeming from your retirement account.

Automatic Withdrawals  ■  You may establish automatic withdrawals from your account by sending written instructions to the transfer agent. You may request withdrawals monthly, quarterly, semi-annually or annually. Withdrawals will be processed on or about the 21st day of the month they are scheduled to occur. You can stop or change the amount of your automatic withdrawal by calling us at (800) 445-9469. If stopped, you can restart your automatic withdrawal by calling us within 6 months of the time your systematic

Longleaf Partners Funds	¡	29

withdrawal was stopped. You must send written instructions to make other changes or to restart these withdrawals if it has been stopped for more than 6 months.

Collected Funds  ■  Whether you are redeeming by telephone or in writing, the Funds must have received payment for the shares you are redeeming. The transfer agent will send payment for the amount of your redemption covered by collected funds. Any portion of a redemption request not covered by collected funds may be delayed for up to 15 days from the date of purchase, or until your check has cleared, to ensure that collected funds have been received.

Redemption Price  ■  Your redemption price will be the net asset value per share at the next market close after the receipt of your redemption request in good order. The redemption price may be more or less than the shares’ original cost.

Account Changes  ■  You may change the address on your account by calling us at (800) 445-9469 or accessing your account information at longleafpartners.com, or sending a written request to our transfer agent, BNY Mellon. Other changes to your account registration or account privileges must be made in writing.

Medallion Signature Guarantee  ■  A Medallion Signature Guarantee is required when:

•	You are redeeming more than $100,000 or are requesting a transfer or exchange of more than $100,000 (not including direct IRA transfers) from any Fund.

•	You are requesting changes to the ownership of an account, such as removing a joint owner, if the account has a value of more than $100,000.

•	You are redeeming within 30 days of a change to your account address.

•	You are requesting that a redemption be sent to an address or bank instructions other than those already established for your account.

•	You are requesting a redemption check be made payable to someone other than the registered account owner (not including direct IRA transfers).

There may be circumstances in addition to those listed above that require a Medallion Signature Guarantee. Please contact us at (800) 445-9469 if you have questions regarding these requirements.

Acceptable medallion guarantees may be obtained from banks, brokerage firms or other institutions that are members of either the Securities Transfer Association Medallion Signature Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP), or the Stock Exchange Medallion Program (SEMP). The guarantee must be in original form, not photocopies or fax copies. The surety bond coverage of the Medallion Signature Guarantee on your request must be equal to, or greater than, the value of the requested transaction, and the guarantee must have unlimited effectiveness. Notarization is not an acceptable Medallion Signature Guarantee. If your Medallion Signature Guarantee is not in good order, your transaction will be rejected.

Confirmations and Reports  ■  If you invest directly with the Funds, you will receive a confirmation statement after each account transaction and a balance statement at the end of each calendar quarter. Please review your statement for accuracy and report any discrepancies to our transfer agent promptly. You will also receive tax documentation as required by the IRS. We publish quarterly, semi-annual and audited annual reports containing information on each Fund’s portfolio of investments, generally 45 days after the end of each quarter.

Important Notice Regarding Delivery of Shareholder Documents  ■  When the Funds send financial reports, prospectuses and other materials we reduce expenses by sending one copy to shareholders with the same address. Should you wish to receive individual copies of materials, please contact us at (800) 445-9469. You will begin receiving individual copies within 30 days. If you do not want to receive your quarterly statement, reports, prospectus or transaction confirmations by regular mail, you may elect the electronic delivery option by accessing your account at www.longleafpartners.com.

30	¡	Prospectus 2012

Shareholder Manual

Purchases and Redemptions Through Brokerage Firms and Other Authorized Intermediaries–  ■  You may purchase and redeem shares of the Funds through brokerage firms and other authorized institutions that have agreements with the Funds. Some firms charge transaction fees for their services. If you invest through an authorized firm, you must follow that firm’s procedures for buying and selling shares. If a particular firm allows you to invest below Longleaf’s minimum, and you subsequently decide to hold directly with Longleaf, you must bring your account up to Longleaf’s $10,000 minimum, or you will be forced to redeem your shares. The firm may designate other organizations to accept purchase and redemption orders on behalf of their clients. If the firm submits trades to the Fund in accordance with the Funds’ trading agreement, the Funds will use the time of day when the firm or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The brokerage firm or other authorized institution has the responsibility of sending prospectuses, financial reports, statements, and tax forms to its clients.

Broker/Dealer and Institutional Investments  ■   Upon execution of formal trading agreements, the Funds will accept trade orders from members of the Financial Industry Regulatory Authority (FINRA) or other institutional investors. The Funds offer telephone and automated trading through our transfer agent. Institutional investors may also establish pre-authorized fax redemption privileges. Please contact Southeastern at (901) 761-2474 to obtain more information about these trading options.

Full payment for all purchases must be received within one day of the trade date. The entity initiating the trade order will be responsible for any loss that results from non-settlement. All purchase minimums and other requirements outlined in the trade order agreements must be followed to remain in good standing. The Funds may withdraw trading privileges at any time if it is in their best interests.

Payment of Redemptions Exceeding $250,000  ■  The Longleaf Partners Funds have made an election to pay in cash the first $250,000 of any shareholder’s redemptions during any 90 day period. For omnibus accounts of brokers, this commitment applies to each separate shareholder rather than to the omnibus account as a whole. As allowed by Rule 18f-1, we reserve the right to pay the balance of any redemptions exceeding $250,000 by distributing portfolio securities rather than cash. We may elect to exercise this right for any reason. If securities in lieu of cash are distributed to you, you will need a brokerage account in which to receive the securities, you will incur brokerage commissions when selling the securities, and the securities will be subject to prevailing market prices at the time of sale.

How Fund Shares Are Priced

The price at which you buy or sell your Fund shares is their net asset value or “NAV.” Southeastern has engaged BNY Mellon to calculate each Fund’s NAV. NAV is calculated by dividing the total value of a Fund’s assets less its liabilities by the number of shares outstanding. NAV is determined once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open. The Exchange is closed for specified national holidays and on weekends.

The values of the Funds’ investments are based on their market values. Securities listed or traded on a securities exchange (U.S. or non-U.S.), on the NASDAQ national market, or on any representative quotation system providing same day publication of actual prices are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price. In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. When market quotations are not readily available, portfo-

Longleaf Partners Funds	¡	31

lio securities are valued as determined in good faith under policies and procedures established by and under the general supervision of the Funds’ Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Non-U.S. securities are usually priced at the latest market close in the non-U.S. market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the non-U.S. market and normal pricing at the close of the New York Stock Exchange, the non-U.S. securities may be priced at fair value as determined under policies and procedures established by the Board of Trustees, consistent with any regulatory guidelines.

Because the Funds are closed on days that non-U.S. markets may be open, the prices of non-U.S. holdings may change on days when investors do not have access to the Funds.

The Statement of Additional Information, which is a separate document, contains more information on pricing portfolio securities.

Dividends and Distributions

We intend to qualify for favorable tax treatment under the federal Internal Revenue Code by satisfying the Internal Revenue Code diversification standards and by distributing to shareholders essentially all investment income and realized capital gains. The Funds’ investment income, comprised primarily of dividends on portfolio securities and interest from cash equivalents or bonds, is usually distributed in late December.

Realized capital gains for the 12 months ended October 31 are usually distributed in November. Your income dividends and capital gains distributions will be reinvested in additional shares of the Funds unless you have chosen to receive them in cash. If you make an investment shortly before a dividend is declared, you will be taxed on the full dividend in the same manner as shareholders who have owned shares throughout the year.

We discourage redemptions to avoid taxable distributions. This practice can disrupt a Fund’s investment strategy and places a greater portion of a Fund’s tax burden on remaining shareholders. To the extent we identify this type of activity, we may place your account on “sell only” status and disallow future purchases. The identification of such trading activity involves judgments that are inherently subjective and our efforts to discourage this behavior cannot eliminate the possibility that the trading activity will occur.

Dividends and capital gains paid in cash can only be sent to your address of record or to existing bank instructions on your account. You may choose to change your election to have your distributions paid in cash or reinvested by calling us at (800) 445-9469.

Taxes

This tax information is general and refers to current federal income tax provisions. These provisions may change. We urge you to consult your own tax adviser about the status of distributions and redemptions as applied to your personal situation.

Taxes on Income Dividends and Capital Gains Distributions  ■  Generally, the Funds are not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an Individual Retirement Account or you are a tax exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even if you reinvest your distribution in additional shares of the Funds. Fund dividends from net investment income and short-term capital gains are taxed at your ordinary income tax rate, except that

32	¡	Prospectus 2012

Shareholder Manual

“qualified dividend income” of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates. Distributions of net realized long-term capital gains from securities held by the Funds for more than one year are taxed at your applicable capital gains rate. IRS Form 1099-DIV, mailed to you after December 31, will report the federal tax category of these distributions.

Taxes on Sales of Fund Shares  ■  If you redeem any Fund shares or if you exchange shares between Funds, the transaction is taxable and you may realize a capital gain or loss. The amount of the gain or loss is the difference between your tax basis and the amount received. The gain or loss is long-term for shares you have held for more than one year, and is short-term for shares held one year or less. You are responsible for reporting and paying any federal or state taxes which may be due.

Withholding  ■  Federal law requires the Funds to withhold a portion of distributions and proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to withholding. These certifications must be made on your application or on Form W-9, which may be requested from our transfer agent.

Non-U.S. Taxes   ■  A Fund’s investments in non-U.S. securities may be subject to non-U.S. taxes, which can decrease the Fund’s return on those securities. If more than 50% of a Fund’s assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to elect to “pass through” to you non-U.S. taxes that it pays, such that you will be required to include your share of such taxes in income, and will generally be allowed to claim a credit or deduction in respect of such taxes for U.S. federal income tax purposes.

The Statement of Additional Information contains more information about tax issues relating to the Funds.

34	¡	Prospectus 2012

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The presentation is for a share outstanding throughout each period. Because the Global Fund commenced operations on or following the date of this Prospectus, no financial highlights are provided for that Fund.

This information, other than financial highlights for the period ended June 30, 2012, has been audited by PricewaterhouseCoopers, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information and annual report, which are available upon request.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gains (Losses) on Securities Realized and Unrealized	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains
Partners Fund

Six Months Ended June 30, 2012 (Unaudited)	$26.65	$0.12	$1.75	$1.87	$–	$–

Year Ended December 31,

2011	28.26	0.11	(0.90)	(0.79)	(0.13)	(0.69)

2010	24.09	0.07	4.24	4.31	(0.14)	–

2009	15.69	0.06	8.35	8.41	(0.01)	–

2008	33.16	0.03	(16.80)	(16.77)	(0.03)	(0.67)

2007	34.86	0.07	(0.12)	(0.05)	(0.07)	(1.58)
Small-Cap Fund

Six Months Ended June 30, 2012 (Unaudited)	25.23	0.01	3.31	3.32	–	–

Year Ended December 31,

2011	26.52	–	0.49	0.49	(0.01)	(1.77)

2010	21.77	0.03	4.83	4.86	(0.11)	–

2009	14.58	0.08	7.11	7.19	–	–

2008	27.04	0.08	(11.97)	(11.89)	(0.08)	(0.44)

2007	30.12	0.14	0.93	1.07	(0.14)	(4.01)
International Fund

Six Months Ended June 30, 2012 (Unaudited)	11.90	0.11	0.02	0.13	–	–

Year Ended December 31,

2011	15.34	0.17	(3.28)	(3.11)	(0.17)	(0.16)

2010	13.66	0.12	1.75	1.87	(0.19)	–

2009	11.09	0.07	2.50	2.57	–	–

2008	19.78	0.04	(7.93)	(7.89)	(0.04)	(0.74)

2007	18.91	(0.01)	2.95	2.94	–	(2.07)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds	¡	35

Distri- butions from Return of Capital	Total Distri- butions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$–	$28.52	7.02%	$8,158,217	0.91%	0.40%	16.67%

–	(0.82)	26.65	(2.85)	7,953,798	0.91	0.39	23.55

–	(0.14)	28.26	17.89	8,584,963	0.91	0.23	36.72

–	(0.01)	24.09	53.60	8,039,189	0.91	0.26	28.54

–	(0.70)	15.69	(50.60)	5,788,782	0.90	0.14	29.68

–	(1.65)	33.16	(0.44)	11,231,099	0.89	0.20	15.17

–	–	28.55	13.16	3,326,740	0.91	0.04	7.54

–	(1.78)	25.23	1.79	3,037,823	0.92	–	37.33

–	(0.11)	26.52	22.32	3,056,707	0.93	0.14	16.67

–	–	21.77	49.31	2,500,501	0.95	0.45	12.93

(0.05)	(0.57)	14.58	(43.90)	1,803,685	0.93	0.37	22.61

–	(4.15)	27.04	2.80	3,536,052	0.91	0.49	28.28

–	–	12.03	1.09	1,406,044	1.27	0.81	8.87

–	(0.33)	11.90	(20.29)	1,571,156	1.37	1.07	48.87

–	(0.19)	15.34	13.69	2,211,191	1.38	0.76	27.80

–	–	13.66	23.17	2,165,459	1.59	0.55	20.15

(0.02)	(0.80)	11.09	(39.60)	2,041,338	1.60	0.27	43.94

–	(2.07)	19.78	15.29	3,902,820	1.57	(0.04)	30.44

Investment Counsel

Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

southeasternasset.com

Transfer, Dividend, and Pricing Agent

BNY Mellon Asset Servicing (US), Inc.

Westborough, MA

Principal Underwriter

Rafferty Capital Markets, LLC

Garden City, NY

Custodian

State Street Bank & Trust Company

Boston, MA

This Prospectus does not constitute an offering in any jurisdiction in which such offering would not be lawful.

You can find more information about the investment objectives and policies, the risks of investing, Fund operations and Longleaf’s Proxy Voting Policies and Procedures in the Statement of Additional Information (SAI). The SAI is incorporated by reference in this Prospectus, and you may request a free copy by visiting our website longleafpartners.com or calling (800) 445-9469.

You can also find more information about the Longleaf Partners Funds in our annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. To obtain a free copy of the latest annual or semi-annual report, to request additional information, or to make shareholder inquiries, please visit our website longleafpartners.com or call (800) 445-9469.

The Securities and Exchange Commission maintains a website that contains the Funds’ periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and Statement of Additional Information, and other required filings. An investor may review these materials free of charge by accessing the SEC’s website at http://www.sec.gov.

These materials may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or after paying a duplicating fee, by written request to the SEC’s Public Reference Section, Washington D.C., 20549-0102, or electronic request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for more information.

The Securities and Exchange Commission Investment Company Act File Number for the Longleaf Partners Funds is 811-4923.

Longleaf Partners Funds®

Statement Of Additional Information

Partners Fund (LLPFX) ■ Small-Cap Fund (LLSCX) ■ International Fund (LLINX) ■ Global Fund (LLGLX) Series of Longleaf Partners Funds Trust

Contents	May 1, 2012, as supplemented December 27, 2012

This statement of additional information, dated

May 1, 2012, as supplemented December 27, 2012, is not a prospectus. It should be read in conjunction with the prospectus of Longleaf Partners Funds Trust, dated May 1, 2012, as supplemented December 27, 2012, which may be obtained free by calling (800) 445-9469.

Managed by

Southeastern Asset Management, Inc.

6410 Poplar Avenue; Suite 900

Memphis, TN 38119

(800) 445-9469  ▪  southeasternasset.com

2	■	Longleaf Partners Funds Trust

Fund History

Organization  ■  Longleaf Partners Funds Trust was organized on November 26, 1986 as a Massachusetts business trust under the name Southeastern Asset Management Value Trust. Its name was changed to Longleaf Partners Funds Trust on August 2, 1994. Its existing series or Funds and the dates of their initial public offerings are as follows:

•	Longleaf Partners Fund (known as Southeastern Asset Management Value Trust prior to August 2, 1994) ■ Initial public offering – April 8, 1987.

•

Longleaf Partners Small-Cap Fund (known as Southeastern Asset Management Small-Cap Fund prior to August 2, 1994)  ■  Initial public offering – February 21, 1989; closed to new investors, effective July 31, 1997.

•	Longleaf Partners International Fund ■ Initial public offering – October 26, 1998.

•	Longleaf Partners Global Fund ■ Initial public offering – December 27, 2012

Significance of Fund Names  ■  The name “Longleaf,” derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word “Partners.” In selecting portfolio investments, Southeastern Asset Management, Inc. (“Southeastern”), the Funds’ Investment Counsel, seeks corporate managers who we believe would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Funds endeavor to be supportive long-term “partners” with management of the companies in the portfolios. Correspondingly, Southeastern’s employees and relatives are major investors in the Funds. Management considers itself a “partner” with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as “partners” with Fund management.

Investment Objectives and Policies

Longleaf Partners Funds Trust is an open-end, management investment company with four series or Funds. Each series is operated as a separate mutual fund with its own particular investment objective. The investment objectives and general investment policies of each Fund are as follows:

Longleaf Partners Fund

Investment Objective  ■  Long-term capital growth. Investment Policy  ■  Invests primarily in equity securities of mid and large-cap companies.

Longleaf Partners Small-Cap Fund

Investment Objective  ■  Long-term capital growth. Investment Policy  ■  The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of companies whose market capitalizations at the time of purchase are considered small cap.

Longleaf Partners International Fund

Investment Objective  ■  Long-term capital growth through investment primarily in equity securities of international or non-U.S. issuers. Investment Policy  ■   Invests at least 65% of total assets in equity securities of international or non-U.S. issuers domiciled or operating primarily in at least three countries other than the United States.

Longleaf Partners Global Fund

Investment Objective  ■  Long-term capital growth through investment primarily in equity securities of U.S. as well as non-U.S. companies. Investment Policy  ■  Normally invests at least 40% of total assets in equity securities of non-U.S. companies.

Classification of Investment Objectives and Restrictions

The Funds have adopted certain investment objectives and restrictions as “fundamental.” Those investment objectives and restrictions cannot be changed without approval of a majority of the outstanding voting securities, meaning the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The investment objectives of the Partners and Small-Cap Funds are fundamental. The investment objectives of the International and Global Funds are non-fundamental. The investment policies of all of the Funds, shown in the prior section, are not fundamental. In addition, as described in more

Statement Of Additional Information	■	3

detail in the following sections, certain investment restrictions are not fundamental. Non-fundamental investment objectives, policies, and restrictions may be changed by the respective Boards of Trustees without shareholder approval.

Shareholders of the Small-Cap Fund will be provided with at least 60 days prior written notice of any change to the Investment Policy set forth above. The Board of Trustees may, however, change the definition of small cap without prior notice if it concludes such a change is appropriate. Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Dow Jones Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. The restriction on investing in illiquid securities is monitored on an ongoing basis.

Fundamental Investment Restrictions

Non-Diversification  ■  The Funds are all classified as “non-diversified” under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

Internal Revenue Code Diversification Standards  ■  The Partners Fund and the Small-Cap Fund have adopted as fundamental policy the diversification standards of the Internal Revenue Code which apply to regulated investment companies. The International and Global Funds expect to apply these diversification standards but have not adopted them as fundamental policy.

Under the diversification standards of the Internal Revenue Code, a mutual fund has two “baskets” or groups of holdings – a diversified basket, which must comprise at least 50% of its total assets and a non-diversified basket, which includes the remainder of its assets. Within the diversified basket, consisting of at least 50% of a Fund’s total assets, a Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities issued by other registered investment companies or the U.S. Government, and its agencies or instrumentalities. With respect to the remainder of its assets, a Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other registered investment companies), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls (as defined by the Internal Revenue Code) and which are engaged in the same, similar, or related trades or businesses.

Industry Concentration  ■  The Partners Fund and Small-Cap Fund may not invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. Corporate commercial paper will not be used to concentrate investments in a single industry.

For purposes of defining what constitutes a single industry, each Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System (“NAICS”) or other publicly available information. Industry category groupings shown in the Funds’ printed financial reports sent to shareholders may contain more than one Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

Other Investment Restrictions  ■  The Funds have adopted other investment restrictions designated as fundamental, which cannot be changed without shareholder approval. The fundamental investment restrictions of the Partners and Small-Cap Funds are identical and the fundamental restrictions of the International and Global Funds are identical.

Fundamental Investment Restrictions for Partners and Small-Cap Funds

Except as specifically authorized, the Partners Fund and the Small-Cap Fund each may not:

•	Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities

4	■	Longleaf Partners Funds Trust

in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. The Funds do not currently intend to enter reverse repurchase agreements, which would be viewed as borrowing.

•

Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

•	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

•

Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

•	Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

•

Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements (without limit), and by the purchase of debt securities, all in accordance with its investment policies.

Fundamental Investment Restrictions for the International and Global Funds

The International and Global Funds have adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

•

Industry Concentration. The Funds will not purchase any security which would cause the Funds to concentrate investments in the securities of issuers primarily engaged in any one industry except as permitted by the Securities and Exchange Commission.

Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets in securities of companies in any single industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. The Funds will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

•	Senior Securities. The Funds may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation under the Act.

Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a non-U.S. currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid securities having a value at least equal to the future obligations.

•	Borrowing. The Funds may not borrow money, except as permitted by applicable law.

Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the

Statement Of Additional Information	■	5

clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings (and then only up to 33 1/3% of its assets, as described above) or, to the extent permitted by the Fund’s investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Funds do not currently intend to enter reverse repurchase agreements, which would be viewed as borrowing.

•

Underwriting. The Funds may not act as an underwriter of securities issued by others, except insofar as the Funds may be deemed an underwriter in connection with the disposition of portfolio securities.

Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Funds to sell securities held in its portfolio, usually securities which were acquired in unregistered or “restricted” form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

•

Commodities. The Funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, but this restriction shall not prevent the Funds from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

Comment. The Funds have the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund’s exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

•

Lending. The Funds may not make loans to other persons except through the lending of securities held by it as permitted by applicable law (up to  1/3 of net assets), through the use of repurchase agreements (without limit), and by the purchase of debt securities, all in accordance with its investment policies.

•

Real Estate. The Funds may not purchase or sell real estate, except that the Funds may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Funds may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Funds’ ownership of such securities.

Non-Fundamental Investment Restrictions

The Funds have adopted the following non-fundamental investment restriction, which may be changed at the discretion of the Board of Trustees, without prior shareholder approval. Except as specifically authorized, the Funds may not:

•

Hold “illiquid” securities, including repurchase agreements maturing in more than seven days, in excess of 15% of the Fund’s net assets. The Funds generally do not consider securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 to be illiquid.

Funds not Regulated by the CFTC

Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC) on behalf of each Fund, neither Southeastern nor any Longleaf Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act. Therefore, each Fund is excluded from registration and regulation under the Commodity Exchange Act, and

6	■	Longleaf Partners Funds Trust

Southeastern is not deemed to be a “commodity pool operator” with respect to its services as investment counsel. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Funds to continue to claim this exclusion. A Fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Fund were no longer able to claim the exclusion, Southeastern would be required to register as a “commodity pool operator,” and the Funds and Southeastern would be subject to regulation under the Commodity Exchange Act.

Additional Information About Types of Investments and Investment Techniques

Repurchase Agreements  ■  An acceptable investment for cash reserves, a repurchase agreement is an instrument under which a Fund purchases securities issued by the U.S. Government or its agencies or other securities from a vendor or counterparty with an agreement by the counterparty to repurchase the security at the same price, plus interest, at a specified rate. The security is held by the Fund as collateral for the repurchase obligation. Under certain circumstances, repurchase agreements may be viewed as loans. Repurchase agreements for Treasury securities may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government or agency securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, Southeastern Asset Management, Inc. (“Southeastern”) as Investment Counsel will evaluate and monitor the credit worthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants  ■  Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts  ■  REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts  ■  Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of

Statement Of Additional Information	■	7

the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian. When writing a futures contract, the Fund will maintain with the custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices  ■  The Funds may write or purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option where they (i) own or are short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) do not own or are not short such security (sometimes referred to as a “naked option”).

However, the Funds may write a call or put option only if the option meets the coverage requirements of Section 18 of the Investment Company Act of 1940 and the rules thereunder, as further interpreted by the Securities and Exchange Commission. Pursuant

to these requirements, a call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of Southeastern, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline

8	■	Longleaf Partners Funds Trust

in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts  ■  As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on non-U.S. currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

As part of the investment decision process, a Fund may enter into forward foreign currency exchange contracts (“forward contracts”) to seek to minimize the exposure from a change in the relationship between the U.S. dollar and non-U.S. currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security. The Funds will segregate cash, cash equivalents or liquid securities sufficient to cover any commitments under these contracts. The segregated account will be marked-to-market daily. Each Fund may seek to hedge the non-U.S. currency exposure risk to the full extent of its investment in non-U.S. securities, but there is no requirement that all non-U.S. securities be hedged against non-U.S. currency exposure. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and non-U.S. currencies or, considered separately, may produce a loss.

A Fund may purchase and write put and call options on non-U.S. currencies for the purpose of protecting against declines in the dollar value of non-U.S. portfolio securities and against increases in the dollar cost of non-U.S. securities to be acquired. As with other kinds of options, however, the writing of an option on non-U.S. currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on non-U.S. currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Statement Of Additional Information	■	9

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of non-U.S. currencies (“foreign currency futures”). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities  ■  The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution, as well as income available to the Funds. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern. While voting rights may pass with the securities on loan, the Funds’ Trustees maintain a fiduciary duty to recall such securities in the event of a vote material to the investment, and any agreement to lend the Funds’ securities will permit the exercise of such a recall.

Swaps  ■  The Funds may enter into swaps involving interests in securities, indexes, currencies, and other market factors in amounts deemed appropriate by the Funds’ Trustees. Most swap agreements are currently traded over-the-counter. In a standard swap transaction, two parties agree to exchange the returns (or differences in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations or volatility in other market factors, as a duration management technique, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. These transactions may also be used to obtain long or short exposure to the performance of a security or issuer without direct purchases or short sales.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event with respect to a reference issuer or asset. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets, or an index of issuers or assets, each known as the “reference entity” or “underlying asset.” A Fund may act as either the buyer or seller of a credit default swap. A Fund may enter into an unhedged credit default swap, in which it buys credit default protection on a reference entity without owning the underlying asset or assets issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, leveraging, counterparty and operational risk.

Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if the credit of the reference entity or underlying asset deteriorates and a credit event occurs. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller and bears the risk that the investment might expire worthless if the credit event does not occur. In the case of a physically settled credit

10	■	Longleaf Partners Funds Trust

default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset to an extent by the premium payments the Fund receives as the seller of credit default protection.

A Fund will segregate liquid assets in an amount sufficient to cover the sum of its periodic payment obligations when it is the buyer of a credit default swap. In cases where a Fund is a seller, the Fund will segregate liquid assets sufficient to cover its obligation upon a credit event.

Swaps have risks associated with them, including illiquidity and the risk that the use of a swap could result in losses greater then if the swap had not been employed. If a Fund sells a credit default swap, it effectively adds leverage to its portfolio and will be subject to leveraging risk because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. In addition, if the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit counterparty risk, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

The swaps market is largely unregulated. It is possible that developments in the swaps market,

including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The Commodity Futures Trading Commission (“CFTC”) has also investigated allegations of price manipulation in certain commodity markets. Congress has passed legislation that would require regulatory agencies to develop rules imposing limits on certain derivatives activities. It is possible that this could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.

Short Sales  ■  The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities, but generally will do so only for hedging purposes. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Funds can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. When a portfolio company has a subsidiary which is partially publicly held, a short sale of the subsidiary’s shares can be used as a partial hedge to protect the value of the portfolio holding. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

Convertible Securities  ■  Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash

Statement Of Additional Information	■	11

or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing

12	■	Longleaf Partners Funds Trust

element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the convertible note.

When-Issued, Delayed Delivery and Forward Commitment Transactions  ■  A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will either (i) segregate until the settlement date assets determined to be liquid in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enter into an offsetting contract for the forward sale of securities of equal value that it owns. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Other Investment Companies  ■  The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when portfolio management believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some non-U.S. countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other

Statement Of Additional Information	■	13

investment companies that in turn are authorized to invest in the securities of such issuers.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.

U.S. Government Securities   ■  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in

September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility that is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that

14	■	Longleaf Partners Funds Trust

performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Fixed Income Securities   ■  Fixed Income securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. A Fund could lose money on an investment in a fixed income security if the issuer or guarantor of the security is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Fixed income securities are also subject to interest rate risk, which is the risk that they will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease.

Statement Of Additional Information	■	15

A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

High Yield Securities  ■  The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the portfolio management to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included “Table of Bond and Preferred Stock Ratings” below.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of portfolio management it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

16	■	Longleaf Partners Funds Trust

Loan Participations and Assignments  ■  The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Borrowing and Leverage  ■  Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales of securities the Fund does not own, could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Proxy Voting

The Boards of Trustees have authorized Southeastern as the Funds’ investment manager to vote proxies relating to the Funds’ portfolio securities in accord with the Proxy Voting Policies and Procedures attached as Appendix A. Also the Funds make available information regarding how the Funds voted proxies for the most recent 12-month period ended June 30. The Funds make this information available on Form N-PX free by phone (800) 445-9469, on the Funds’ website, longleafpartners.com, and on the SEC’s website, sec.gov.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of a Fund’s portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Portfolio turnover cannot be accurately predicted. The Funds’ investment philosophy contemplates holding portfolio securities for the long term, and portfolio turnover usually should be less than 50%. Portfolio turnover rates in excess of 50% (or material increases from one year to the next) generally occur because the Funds have significant buying opportunities or companies in the portfolio are acquired or reach their appraised value during the year and are sold. There are no specific limits on portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Increases in turnover will generally involve greater transaction costs.

Because the Global Fund commenced operations on or following the date of this Statement of Additional Information (“SAI”), the Fund’s portfolio turnover rate is not available.

The portfolio turnover rates of the other Funds for the past three years are as follows:

	2011	2010	2009

Partners Fund	23.55%	36.72%	28.54%

Small-Cap Fund	37.33	16.67	12.93

International Fund	48.87	27.80	20.15

Disclosure of Portfolio Holdings

Disclosure of Portfolio Holdings  ■  The portfolio holdings of the Funds are proprietary information and Southeastern’s Code of Ethics prohibits selective disclosure of portfolio holdings which have not been

Statement Of Additional Information	■	17

made public. Southeastern has adopted procedures designed to ensure that holdings are not released on a selective basis and to limit disclosure of the Funds’ holdings to routine regulatory filings and/or to service providers in the ordinary course of business as required to process transactions, subject in all cases to the requirements that there be a legitimate business purpose, and that the receiving party be subject to a duty of confidentiality and a duty not to trade on the information. The Funds’ Boards of Trustees have approved these procedures, and any material compliance matters arising under these procedures would be reported to the Boards by the Funds’ Chief Compliance Officer, who oversees their implementation. Southeastern does not receive compensation to disclose information on the Funds’ non-public portfolio holdings.

Information regarding portfolio holdings of the Longleaf Partners Funds may be disclosed to outside parties in a number of situations, including: 1) disclosure to the Funds’ custodian, State Street Bank and Trust, but only in connection with processing and/or reconciling transactions for the Funds; 2) disclosure to ISS, the Funds’ proxy voting agent, but only in connection with voting proxies for the Funds; 3) disclosure to brokers selected and/or considered by Southeastern’s trading department to execute transactions, but only in connection with the trading process, and the settlement and processing of transactions; 4) disclosure in connection with required U.S. and non-U.S. regulatory filings; 5) disclosure to accounting firms, law firms, or other professionals subject to a duty of confidentiality, and a duty not to trade on the non-public information; 6) information related to portfolio holdings may also be authorized for disclosure by the Funds’ Chief Compliance Officer only if permitted by law and if such disclosure is consistent with Southeastern’s fiduciary duty to Fund shareholders. Southeastern investment research (excluding portfolio holdings) may be shared by the analyst conducting that research as part of the investment due diligence process. Southeastern investment research may also be shared by Southeastern with existing and potential investors regarding holdings that have been publicly disclosed. In addition, Southeastern may provide other information to existing and potential investors and intermediaries working on behalf of such investors. Such information may consist of analytical information concerning a Fund’s portfolio as a whole, without naming specific holdings.

The Funds’ complete portfolio holdings are generally published with up to a 45 day lag following each fiscal quarter in the Funds’ quarterly reports sent to shareholders and posted on the Funds’ website. These holdings are also included in reports filed with the SEC on Form N-CSR or Form N-Q. The Funds’ top ten holdings as of the end of each fiscal quarter are also published on the Funds’ website, generally with up to a 10 to 15 day lag. Full holdings are published on the Funds’ website, generally with up to a 30 day lag. Once a portfolio holding has been publicly disclosed in an approved regulatory filing, or on the Funds’ website, it is no longer subject to confidential treatment.

18	■	Longleaf Partners Funds Trust

Boards of Trustees

Each of the Funds is operated by its Board of Trustees, which implements policies and Fund operations through officers or employees of Southeastern Asset Management, Inc. (“Southeastern”). Day to day portfolio management and fund administration are provided by Southeastern in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed annually, as required by the Investment Company Act of 1940.

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (64) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee; Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund Global Fund	1987 1989 1998 2012

Margaret H. Child (56) 137 Marlborough St., #3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (62) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap International Fund Global Fund	1993 1993 1998 2012

Daniel W. Connell, Jr. (64) 9009 Regency Square Blvd. Jacksonville, FL 32202	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1997 1997 1998 2012

Rex M. Deloach (75) 154 County Road 231 Oxford, MS 38655	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2003 2003 2003 2012

Steven N. Melnyk (65) 5015 Pirates Cove Road Jacksonville, FL 32210	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012

C. Barham Ray (66) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1992 1992 1998 2012

Perry C. Steger (50) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

Statement Of Additional Information	■	19

The membership of each Board of Trustees is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During the Past 5 Years

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	4

Marketing Consultant since 2005; Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen LLP (accounting firm) Memphis office (1991-98), Atlanta office (1998-99).	4

Independent or Non-Interested Trustees

Private Investor and Consultant since 1997; Senior Executive Officer, Progress Software Corp. (1983-97).	4

Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) 2005-2006; Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004).	4

President, Financial Insights, Inc. (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber investments) since 1994.	4

Senior Vice President, SI Holdings, Inc., an affiliate of Stephens, Inc., since 2009; Real Estate Development, The Sea Island Company, (2005-2009); Private Investor and Consultant since 1997; Golf Commentator, ABC Sports (1991-2004); President, Riverside Golf Group, Inc. (since 1989).	4	Director, First Coast Community Bank Fernandina Beach, FL

Private Investor and Consultant, since 2008; Partner, 360 Goodwyn LLC (real estate development) since 2005; Partner, SSM Corp. (venture capital firm) (1974-2007).	4	Director, Financial Federal Savings Bank, Memphis, TN and INNOVA, Memphis, TN

President, Steger and Bizzell Engineering, Inc. since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003).	4

20	■	Longleaf Partners Funds Trust

2011 Compensation Table

The following table provides information on fees paid to each Trustee for Board service during the calendar year 2011:

Name	Aggregate Compensation from Each Fund			Total Compensation From All Funds(2)(3)
	Partners Fund	Small-Cap Fund	International Fund

O. Mason Hawkins*	None	None	None	None

Margaret H. Child*(1)	$62,500	$31,250	$31,250	$125,000

Chadwick H. Carpenter, Jr.	62,500	31,250	31,250	125,000

Daniel W. Connell, Jr.	62,500	31,250	31,250	125,000

Rex M. Deloach	62,500	31,250	31,250	125,000

Steven N. Melnyk	62,500	31,250	31,250	125,000

C. Barham Ray	62,500	31,250	31,250	125,000

Perry C. Steger	62,500	31,250	31,250	125,000

*	Interested Trustee

(1)

Ms. Child is classified as an “interested” Trustee because she performs certain operational and administrative functions for the Funds in Massachusetts, their state of organization. She is not employed by Southeastern Asset Management, Inc. and accordingly receives no compensation from Southeastern.

(2)	The Funds have no pension or retirement plan for Trustees.

(3)	The Funds also reimburse the outside Trustees for lodging and travel expenses incurred in attending Board meetings.

Statement Of Additional Information	■	21

Ownership of Fund Shares by Trustees

The following table provides information on the range of ownership of Fund shares at December 31, 2011 by individual members of the Funds’ Boards of Trustees.

Name of Director	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Affiliated or Interested Trustees

O. Mason Hawkins, CFA	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Margaret H. Child	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000
Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr.	Partners Fund – Over $100,000 Small-Cap – Over $100,000 International Fund – Over $100,000	Over $100,000

Daniel W. Connell, Jr.	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Rex M. Deloach	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Steven N. Melnyk	Partners Fund – Over $100,000 Small-Cap Fund – $50,000–$100,000 International Fund – $50,000–$100,000	Over $100,000

C. Barham Ray	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Perry C. Steger	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

22	■	Longleaf Partners Funds Trust

Other Information Concerning the Boards of Trustees

Leadership Structure and Board of Trustees

Each of the Funds is operated by a Board of Trustees, 75% of whom, including the Chairman, are independent of and not affiliated with Southeastern. The same Trustees serve all four Funds and have delegated day to day operation to various service providers whose activities they oversee. Except for the Audit Committee described below, the Trustees have elected not to exercise oversight by committee. Instead, each Board-level decision involving the Funds is considered by the Board itself. Using such a structure allows the perspective of all Trustees to be brought to bear on each matter considered.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board activities. Each quarter the Board meets with officers of Southeastern covering issues related to Fund investments, legal, regulatory and compliance items, as well as Fund operations. While Southeastern in its capacity as administrator oversees day to day activities of service providers of the Funds, the Board receives routine reports on these activities, and when necessary has met with service providers to address matters potentially affecting the Funds. Further, on an annual basis the Board meets with senior officers from each department of Southeastern and receives a report addressing material changes impacting that department. At that same annual meeting, the team of investment analysts is present for extensive discussion of Southeastern’s investment process and how it has impacted the Funds. Trustees are free at any time to make inquiries of Southeastern or other service providers to the Funds. The risk management policies of the Funds’ service providers and their implementation vary among service providers and over time and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects; some risks are simply beyond any control of the Funds, Southeastern or other service providers. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, valuation, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

The Board does have one standing committee, the Audit Committee, comprised solely of independent Trustees (Carpenter, Connell, Deloach, Melnyk, Ray and Steger). The Audit Committee’s duties are spelled out in a charter, but its main functions are to oversee the Funds’ accounting and financial reporting processes and to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof. The Audit Committee met separately with the Funds’ independent auditor twice during the last fiscal year.

The independent Trustees meet separately on a quarterly basis and meet separately with the Funds’ Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure, including as it relates to overseeing and managing the Funds’ risks. Consistent with Longleaf’s governing principles, each of Longleaf’s Trustees is a significant owner and partner with other shareholders (see table set forth above), which is designed to align their interests with those of shareholders.

Board Attributes Disclosure

The Board of Trustees, in its present configuration, has been in place since 2003. Our least tenured Trustee has nine years of experience on the Board and our longest tenured Trustee has 21 years of experience, exclusive of Mr. Hawkins who was a Trustee when Longleaf Partners Fund launched 25 years ago. Each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Funds. In addition, the varying backgrounds and areas of expertise of the Trustees allow them to view and analyze issues impacting the Funds from differing perspectives. Specific information supporting our determination that each Trustee is qualified to serve follows:

Chadwick H. Carpenter has served in senior management of a global software company and has extensive technical expertise in computer software, financial management, and budgeting.

Margaret H. Child has over 20 years of professional marketing and communications expertise, including service as Chief Marketing Officer of a global law firm and Director of Marketing at a global accounting firm.

Statement Of Additional Information	■	23

Daniel W. Connell, Jr. worked as a commercial banker for over 20 years, 10 of which were as a senior officer whose duties included oversight of corporate lending for large companies, oversight of regional commercial real estate lending, and oversight of a region with approximately 1,800 employees. Mr. Connell also possesses experience with gas exploration ventures and has served as President of the University of North Florida Foundation.

Rex M. Deloach, who serves as Chairman of the Audit Committee, has over 30 years experience in public accounting including services as audit partner for major U.S. public companies. He also has over 10 years experience as a financial consultant and served 2 years as Vice Chancellor, Finance and Administration at the University of Mississippi.

O.  Mason Hawkins is founder, Chairman and CEO of Southeastern Asset Management, Inc., the Funds’ adviser. As of September 30, 2012, Southeastern had over $32.0 billion in assets under management.

Mr. Hawkins, a CFA, has over 37 years of

experience as an investment manager and analyst. He is the author of Southeastern’s shareholder-oriented, industry-renowned governing principles, and the largest individual owner in the Funds.

Steven N. Melnyk has founded and served as Chairman of a state chartered independent bank, and has founded and served as President of a real estate development company.

C.  Barham Ray has 20 years experience as a financial consultant and financial analyst, 15 years experience as a venture capitalist, 35 years of experience as a value investor, and has served as a Board member for numerous private companies.

Perry C. Steger, who serves as Chairman of the Board, has founded and served as CEO of an industrial automation software company, served as Director of Product Strategy of a global supplier of automation products, and is currently CEO of a civil engineering firm.

Control Persons and Principal Holders of Securities

The following table lists those shareholders owning directly or beneficially 5% or more of the outstanding shares of each Fund at March 31, 2012, and also shows the aggregate ownership of Fund and management company personnel, their relatives, and affiliated retirement plans and foundations:

Longleaf Partners Fund

Clients of Charles Schwab & Co., Inc., a brokerage firm	15.01%
101 Montgomery St. San Francisco, CA 94104-4122

Clients of National Financial Services Corp., a brokerage firm	12.06
Church St. Station PO Box 3908 New York, NY 10008-3908

Pershing LLC	6.17
PO Box 2052 Jersey City, NJ 07303-9998

All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	6.09

24	■	Longleaf Partners Funds Trust

Longleaf Partners Small-Cap Fund

Clients of Charles Schwab & Co., Inc., a brokerage firm	15.88
101 Montgomery St. San Francisco, CA 94104-4122

Clients of National Financial Services, Corp., a brokerage firm	16.21
Church St. Station PO Box 3908 New York, NY 10008-3908

Vanguard Fiduciary Trust	5.81
PO Box 2600 VM 613 Valley Forge, PA 19482

All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	8.86

Longleaf Partners International Fund

Clients of Charles Schwab & Co., Inc., a brokerage firm	14.03
101 Montgomery St. San Francisco, CA 94104-4122

Clients of National Financial Services, Corp., a brokerage firm	11.72
Church St. Station PO Box 3908 New York, NY 10008-3908

All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	16.24

Investment Advisory Services

Southeastern Asset Management, Inc. (“Southeastern”), an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund’s Investment Counsel. Southeastern is owned and controlled by its principal officers. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock and is deemed to control the company.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and as of September 30, 2012, was responsible for managing more than $32.0 billion in client assets. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Additional information with respect to the investment advisory function is contained in the Prospectus on pages 17 through 18.

The annual Investment Counsel fee for the Partners Fund and the Small-Cap Fund, calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above $400 million. The annual Investment Counsel fee for the International Fund is 1.20% of average daily net assets on the first $500 million and 1.00% of average daily net assets above $500 million. The annual Investment Counsel fee for the Global Fund is 1.125% of average daily net assets on the first $500 million and 1% of average daily net assets above $500 million.

All of the Funds have a contractual expense limitation, which is included in the Investment Counsel Agreement and cannot be changed without approval of shareholders. The expense limitation includes the investment advisory and administration fees, all reimbursible expenses, and all normal operating expenses. For the Partners and Small-Cap Funds, the Investment Counsel has agreed to reduce its Investment Counsel fees to the extent that total operating expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed a maximum of 1.50% of each Fund’s average net assets on an annualized basis. The International Fund has an expense limitation of 1.75% of average net assets per annum, applicable in the same manner to the same types of expenses and the Global Fund a 1.65% expense limitation, which applies likewise.

Statement Of Additional Information	■	25

Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

	2011	2010	2009

Partners Fund	$66,217,635	$61,715,981	$52,597,748

Small-Cap Fund	24,422,663	20,739,643	16,428,808

International Fund	23,934,969	25,039,243	28,918,424

Fund Administration

Southeastern serves as Fund Administrator under an agreement which is renewable annually, and in that capacity manages or performs all business and administrative operations of each Fund, including the following:

•	Preparation and maintenance of all accounting records;

•	Preparation or supervision of preparation and filing of required financial reports and tax returns;

•	Preparation or supervision of preparation of federal and state securities registrations and reports of sales of shares;

•	Calculation or supervision of calculation of daily net asset value per share;

•	Preparation and filing of prospectuses, proxy statements, and reports to shareholders;

•	General coordination and liaison among the Investment Counsel, the Custodian, the Transfer Agent, authorized dealers, other outside service providers, and regulatory authorities.

Each Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets for the services provided by Southeastern, which is accrued daily and paid monthly in arrears.

Administration fees paid by each Fund for the last three fiscal years are as follows:

	2011	2010	2009

Partners Fund	$8,695,685	$8,095,464	$6,879,700

Small-Cap Fund	3,123,022	2,631,952	2,057,174

International Fund	2,025,872	2,086,603	2,038,703

All direct operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) fees of the Custodian and Transfer Agent; (ii) compensation of the independent public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) any franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any state regulatory agency; (v) insurance premiums and trade association dues; (vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, reports to shareholders, dividend notices and other communications; (vii) expenses of formal meetings of shareholders to vote on Fund or shareholder proposals and meetings of the Boards of Trustees; (viii) external expenses related to pricing the Funds’ portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Funds are also responsible for the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone and data line charges, and printing and mailing expenses for shareholder communications and similar items, and the costs of computer programs or software used solely to process Fund transactions.

Terms of Operating Agreements  ■  Each Fund has entered into agreements with Southeastern as Investment Counsel and separately as Fund Administrator, initially effective for a period of two years. Each agreement must be renewed each year prior to November 1 by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested” Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days’ written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

The Funds and Southeastern have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code requires all Southeastern employees and their spouses to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds, unless granted an exception.

26	■	Longleaf Partners Funds Trust

Additional Information About Portfolio Managers

Information about portfolio managers for the Longleaf Partners Funds is contained on page 18 of the Prospectus. Set forth below is additional information regarding other accounts managed, portfolio manager compensation, and ownership of Fund securities. Compensation of portfolio managers is paid by Southeastern for services performed for Longleaf, as well as Southeastern’s other clients. Each Longleaf fund pays Southeastern an investment counsel and administration fee, and does not separately compensate portfolio managers.

Other Accounts Managed – O. Mason Hawkins

1.	O. Mason Hawkins, Co-Portfolio Manager, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund and Longleaf Partners Global Fund

2.	Other accounts managed:

a.	Other registered investment companies: 5 accounts, assets = $1,012,733,404

b.	Other pooled accounts: 8 accounts, assets = $1,264,802,670

c.	Other accounts: 185 accounts, assets = $16,652,849,086

3.	Under 2(b), 2 accounts have a performance fee, assets = $312,562,928

Under 2(c), 16 accounts have a performance fee, assets = $4,436,648,482

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 23 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders.

Compensation

Portfolio manager compensation at 12/31/11 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager and his investment team performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

Ownership of Fund Securities

Longleaf Partners Fund – Over $1,000,000

Longleaf Partners International Fund – Over $1,000,000

Longleaf Partners Small-Cap Fund – Over $1,000,000

Other Accounts Managed – G. Staley Cates

1.	G. Staley Cates, Co-Portfolio Manager, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund and Longleaf Partners Global Fund

2.	Other accounts managed:

a.	Other registered investment companies: 5 accounts, assets = $1,012,733,404

b.	Other pooled accounts: 8 accounts, assets = $1,264,802,670

c.	Other accounts: 185 accounts, assets = $16,652,849,086

Statement Of Additional Information	■	27
3.	Under 2(b), 2 accounts have a performance fee, assets = $312,562,928

Under 2(c), 16 accounts have a performance fee, assets = $4,436,648,482

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 23 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders.

Compensation

Portfolio manager compensation at 12/31/11 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

Ownership of Fund Securities

Longleaf Partners Fund – Over $1,000,000

Longleaf Partners International Fund – Over $1,000,000

Longleaf Partners Small-Cap Fund – Over $1,000,000

Other Accounts Managed – T. Scott Cobb

1.	T. Scott Cobb, Co-Portfolio Manager, Longleaf Partners International Fund

2.	Other accounts managed:

a.	Other registered investment companies (including Longleaf Partners and Small-Cap Funds): 7 accounts, assets = $11,995,017,258

b.	Other pooled accounts: 8 accounts, assets = $1,264,802,670

c.	Other accounts: 185 accounts, assets = $16,652,849,086

3.	Under 2(b), 2 accounts have a performance fee, assets = $312,562,928

Under 2(c), 16 accounts have a performance fee, assets = $4,436,648,482

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Because a portion of Mr. Cobb’s compensation is tied to revenues attributable to international investments, he has a conflict of interest as it relates to non-international accounts. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material. Much more material is the ownership

28	■	Longleaf Partners Funds Trust
Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 23 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders’.

Compensation

Portfolio manager compensation at 12/31/11 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

•

In order to align Mr. Cobb’s financial incentives with the success of international investments, Southeastern includes in Mr. Cobb’s compensation a portion of the firm’s revenues attributable to international investments – on Longleaf Partners International Fund, as well as private account clients with international holdings.

Ownership of Fund Securities

Longleaf Partners International Fund – Over $1,000,000

Other Accounts Managed – Ken I. Siazon

1.	Ken I. Siazon, Co-Portfolio Manager, Longleaf Partners International Fund

2.	Other accounts managed:

a.	Other registered investment companies (including Longleaf Partners and Small-Cap Funds): 7 accounts, assets = $11,995,017,258

b.	Other pooled accounts: 8 accounts, assets = $1,264,802,670

c.	Other accounts: 185 accounts, assets = $16,652,849,086

3.	Under 2(b), 2 accounts have a performance fee, assets = $312,562,928

Under 2(c), 16 accounts have a performance fee, assets = $4,436,648,482

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Because a portion of Mr. Siazon’s compensation is tied to revenues attributable to international investments, he has a conflict of interest as it relates to non-international accounts. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 23 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders’.

Compensation

Portfolio manager compensation at 12/31/11 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

Statement Of Additional Information	■	29
•

In order to align Mr. Siazon’s financial incentives with the success of international investments, Southeastern includes in Mr. Siazon’s compensation a portion of the firm’s revenues attributable to international investments – on Longleaf Partners International Fund, as well as private account clients with international holdings.

Ownership of Fund Securities

Longleaf Partners International Fund – Over $1,000,000

Other Service Providers

Custodian of Fund Assets  ■  State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the non-U.S. custody manager for the Funds with respect to non-U.S. securities, using non-U.S. sub-custodians which participate in its global custody network.

Transfer Agent  ■  BNY Mellon Asset Servicing (US), Inc. (“BNY Mellon”), located at 4400 Computer Drive, Westborough, MA 01581-5120 is the transfer agent and dividend disbursing agent. BNY Mellon maintains shareholder accounts and records; processes transactions including purchases, redemptions, transfers and exchanges; prepares and mails account confirmations, statements, tax forms, and correspondence; issues stock certificates; and handles account inquiries.

The Funds pay BNY Mellon an annual per account transfer agency fee. In addition, the Funds and/or Southeastern may pay an annual per account sub-transfer agency fee to certain financial intermediaries that maintain omnibus accounts with the Funds.

Independent Registered Public Accounting Firm  ■  PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, MD 21202, serves as independent registered public accounting firm to each Fund.

Legal Counsel  ■  Dechert, a law firm with offices in major cities including Washington, Philadelphia, New York City, and Boston, is the Funds’ special legal counsel. The Funds are served by the Boston office, located at 200 Clarendon Street, 27th Floor, Boston, MA 02116-5021. Andrew R. McCarroll, General Counsel and Principal of Southeastern, Steven P. McBride, Assistant General Counsel, and Michael J. Wittke, Chief Compliance Officer, perform legal services for the Funds under Southeastern’s contract as Fund Administrator, which includes responsibility for preparing registration statements and other regulatory filings for the Funds.

Principal Underwriter  ■  Rafferty Capital Markets, LLC, located at 1010 Franklin Avenue, 3rd Floor, Garden City, NY 11530 is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and serves as principal underwriter. In this capacity, Rafferty receives purchase and sale orders on behalf of the Funds through the National Securities Clearing Corporation. Southeastern pays Rafferty’s fees.

Service Awards  ■  In order to promote quality service for the benefit of Fund shareholders, Southeastern may give special recognition or financial rewards to employees of service providers such as the Funds’ transfer agent and fulfillment agent. Such reward programs are designed to recognize employees of these Fund service providers who excel in meeting our shareholders’ needs. Costs associated with these reward programs are paid by Southeastern.

Allocation of Brokerage Commissions

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as “brokers”) for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution of purchase and sale orders through selected brokers. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

1.	Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve best execution of such orders. What may constitute best execution and price in the execution of a securities transaction by a

30	■	Longleaf Partners Funds Trust
broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum of market impact, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgmental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

2.	In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve best execution.

3.	Southeastern may recommend and the Fund may allocate brokerage and certain so-called “riskless principal” transactions to brokers who have provided brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), and for other services that benefit the Fund directly through reduction of the Fund’s expenses. Southeastern could cause the Fund to pay a commission for a securities transaction in excess of the amount another broker would have charged if Southeastern determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. Neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker, but shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund’s brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions were within a reasonable range. Such determination shall be based on information as to the level of commissions charged by other brokers on comparable transactions, but shall take into account the Fund’s policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern. While Southeastern is authorized by its contract with the Funds to purchase research services with Fund commissions as permitted by Section 28(e) of the 1934 Act (as described above), Southeastern does not consider this service in selecting firms to execute portfolio transactions for the Funds. Southeastern performs its own independent research in performing investment counsel services for the Funds. Southeastern may obtain supplemental investment research information from certain brokerage firms in the ordinary course of business, but Southeastern evaluates brokers based on the quality of their execution and brokerage services and does not make trading allocations to receive research.

4.	Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources. Southeastern may also utilize electronic communication networks (ECN’s) when the requisite volume of securities can be purchased or sold in the desired price range.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients managed by Southeastern, but the same security may be held in the portfolios of more than one Fund or by a number of managed accounts. When several accounts and the Funds’ portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions.

Southeastern does not own an interest in any brokerage firm and places trades for the Funds through non-affiliated brokerage firms. Brokerage commissions paid by the Funds for the past three years are as follows:

	2011	2010	2009

Partners Fund	$3,265,507	$4,683,111	$5,244,236

Small-Cap Fund	1,427,783	835,308	1,223,078

International Fund	1,165,640	1,275,368	1,243,508

Statement Of Additional Information	■	31

Capital Stock and

Indemnification Rights

Longleaf Partners Funds Trust (the “Trust”) is a Massachusetts business trust which presently has four separate series or Funds. Each series issues its capital stock in the form of shares of beneficial interest having no par value. Each Fund may issue an unlimited number of shares of beneficial interest, all of which are of one class. Each share of each Fund has equal voting rights with all other shares of that Fund. Shares do not have cumulative voting rights, which means that holders of less than 50% of the outstanding shares cannot cumulate their total votes for all Trustees in order to elect a single Trustee, and the holders of more than 50% of the outstanding shares may elect 100% of the particular Fund’s Trustees.

A Massachusetts business trust is not required to hold annual meetings of shareholders. Annual meetings ordinarily will not be held unless required by the provisions of the Investment Company Act of 1940, which would include such matters as amending the investment advisory agreement or electing new members of the Board of Trustees. The Board of Trustees may fill vacancies on the Board if at least two-thirds of the Trustees serving after the new appointment were elected by shareholders.

Each share of beneficial interest represents an equal proportionate interest in the assets of the particular Fund with every other share and each share is entitled to a proportionate share of dividends and distributions of net income and capital gains belonging to that Fund when declared by the Board of Trustees. There are no preemptive, subscription, or conversion rights.

When a Fund has received payment of the net asset value per share, each share issued is fully paid and non-assessable. Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in rare circumstances, be held personally liable for certain obligations of the particular series. Our Declaration of Trust contains an express disclaimer of shareholder liability for obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for shareholder liability for covered acts or obligations should any shareholder be held personally liable under these provisions.

The Declaration of Trust and By-Laws provide that no Trustee or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the person’s duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence.

Purchase, Redemption, and Pricing of Shares

The methods of purchasing and redeeming shares through the transfer agent, BNY Mellon, are described on pages 18 through 24 of the Prospectus. Shares are offered and redeemed at the net asset value per share next computed after receiving a purchase order or a redemption request. Such calculations are made once a day, at the close of regular trading on the New York Stock Exchange, usually at 4:00 p.m. Eastern Time.

To compute net asset value per share, all Fund assets are valued daily, including accruing dividends declared on portfolio securities and other rights to future income. Liabilities are accrued and subtracted from assets, and the resulting amount is divided by the number of shares of beneficial interest then outstanding. The following formula illustrates this calculation:

Net Assets Shares Outstanding	equals	Net Asset Value Per Share

The net asset value per share for each of the Longleaf Partners Funds as shown in the Statements of Assets and Liabilities for the year ended December 31, 2011, shown on page 50, was calculated as follows:

Partners Fund

$7,953,797,721 298,479,492	=	$26.65

Small-Cap Fund

$3,037,823,368 120,397,083	=	$25.23

International Fund

$1,571,156,435 131,999,744	=	$11.90

32	■	Longleaf Partners Funds Trust

In valuing Fund assets, we apply the following procedures:

1.	Portfolio securities listed or traded on a securities exchange (U.S. or non-U.S.), on the NASDAQ national market or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price;

2.	In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities;

3.	When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value pricing depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

4.	Repurchase agreements are valued at cost which, combined with accrued interest, approximates market;

5.	Short-term United States Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

6.	The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees; and

7.	Assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using a method of determining a rate of exchange consistent with policies established by the Board of Trustees.

The Funds normally calculate net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other non-U.S. markets is normally completed at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various non-U.S. markets, the calculation of the Funds’ net asset value may not take place contemporaneously with the determination of the closing prices of some non-U.S. securities on the particular non-U.S. exchanges or in other non-U.S. markets in which those securities are traded.

Should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the net asset value is calculated, the Funds may, in the discretion of the Board of Trustees and consistent with any specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

Additional Tax Information

The following discussion summarizes certain U.S. federal income tax considerations for general informational purposes only. This discussion does not address all aspects of taxation (including state, local, and non-U.S. taxes), nor does it address matters that may be relevant to particular types of shareholders (including persons who are not citizens or residents of the United States). This summary is based on the Internal Revenue Code of 1986,

Statement Of Additional Information	■	33

as amended (the “Code”), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Code. In order to qualify to be treated as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and other income (including gains from options, futures and forward foreign currency contracts) derived with respect to its business of investing in such securities. Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and regulated investment companies). Further, a Fund may invest not more than 25% of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Each Fund must also distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year. For purposes of the diversification test described above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

If a Fund qualifies under the Code for favorable tax treatment, it is not subject to federal income tax on its investment company taxable income and any net realized capital gains that are distributed to shareholders. Instead, shareholders other than tax exempt organizations are taxable at their federal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Funds. If a Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund itself would be subject to federal income tax (and to taxation by the Commonwealth of Massachusetts) at regular corporate rates without any deduction for amounts distributed to shareholders. To qualify again for favorable tax treatment under the Code, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to shareholders, who then would be subject to taxation on the amounts distributed.

If a Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis

34	■	Longleaf Partners Funds Trust

in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income. The special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Investment income received by the Funds from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. The United States has entered into tax treaties with many non-U.S. countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of non-U.S. tax in advance, because the amount of assets to be invested within various countries is not known. If more than 50% of a Fund’s assets at year end consists of the securities of non-U.S. corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes.

Shareholders of the Partners Fund or the Small Cap Fund generally will not be entitled to claim a credit or deduction with respect to non-U.S. taxes incurred by that Fund. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

A Fund’s transactions in certain derivative instruments (e.g., options, futures or forward contracts, and swap agreements) may be subject to one or more special tax rules that can affect the amount, timing or character of distributions to shareholders. Because the tax rules applicable to these types of transactions are in some cases uncertain, future guidance with respect to these rules (which could be retroactive) may affect whether the Fund qualifies for treatment as a regulated investment company. A Fund’s transactions in non-U.S. currencies can give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

If a Fund owns shares in a non-U.S. corporation that constitutes a “passive foreign investment company” for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the non-U.S. corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” it receives from the non-U.S. corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred

Statement Of Additional Information	■	35

taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a “passive foreign investment company” and the Fund is able to treat the non-U.S. corporation as a “qualified electing fund” under the Code or under special rules applicable to registered investment companies, the Fund may be required to include in its income each year a portion of the ordinary income and net realized capital gains and unrealized appreciation of the non-U.S. corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute. Alternatively, the Fund may elect to “mark to market” shares in a “passive foreign investment company.” If this election is made, the stock in a “passive foreign investment company” is marked to market (treated as if it were sold) at the close of the Fund’s taxable year. If the “passive foreign investment company” stock is in an unrealized gain position at that time, the Fund will recognize the gain as ordinary income which is subject to the Fund’s distribution requirements. If the “passive foreign investment company” stock is in an unrealized loss position, the losses are permitted to be recognized, but only to the extent of “mark to market” gains previously taken into account on that stock.

A Fund’s investments in certain debt obligations can result in the Fund including amounts in its income even though payment of those amounts is not received until a later time, in which event the Fund may be required to pay out an amount exceeding the total cash interest it received, thus potentially requiring it to liquidate portfolio securities when it is not advantageous to do so.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated

36	■	Longleaf Partners Funds Trust

investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s

“specified foreign financial assets,” if any, falls within this requirement.

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of non-U.S. financial accounts and non-U.S. entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a non-U.S. shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to the Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain non-U.S. financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Under current law, a Fund is not liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

Statement Of Additional Information	■	37

Investment Performance and Total Return

Total Return Calculation  ▪  The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities &

Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

“Average Annual Total Return” shall mean the average annual compounded rate of return, computed according to the following formula:

P(1+T) to the nth power  =  ERV

Where P	=	a hypothetical initial investment of $1,000
T	=	average annual total return
n	=	number of years (or fractional portions thereof)
ERV	=	ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

The average annual total returns of each of the Funds for the years ended December 31 for the past ten years are as follows:

	Partners Fund	Small-Cap Fund	International Fund
2011	(2.85)%	1.79%	(20.29)%

2010	17.89	22.32	13.69

2009	53.60	49.31	23.17

2008	(50.60)	(43.90)	(39.60)

2007	(.44)	2.80	15.29

2006	21.63	22.33	17.07

2005	3.62	10.75	12.88

2004	7.14	14.78	10.21

2003	34.80	43.85	41.52

2002	(8.34)	(3.74)	(16.51)

38	■	Longleaf Partners Funds Trust

The average annual returns for each of the Funds for the cumulative periods shown, ending on December 31, 2011 are as follows:

Partners Fund

Five years ended 12/31/11	(2.85)%

Ten years ended 12/31/11	3.74
Small-Cap Fund

Five years ended 12/31/11	1.40

Ten years ended 12/31/11	8.73
International Fund

Five years ended 12/31/11	(4.91)

Ten years ended 12/31/11	2.95

Investment Performance Information  ▪  The Funds may publish their total returns in advertisements and communications to shareholders. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since initial public offering) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date.

Each Fund may also compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc. or Morningstar, Inc. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron’s, Forbes, Money, and other similar publications.

Use of Total Return Information  ▪  Average annual total return information may be useful to investors in considering each Fund’s past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund’s total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and unhedged and contain different and more numerous securities than the Funds’ portfolios. Some market indices are not adjusted for reinvested dividends, and no adjustment is made in market indices for taxes payable on distributions. After tax calculations applicable to the Funds’ total returns are shown in the Prospectus on pages 3, 7, and 11.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and the total return for any past period is not an indication or representation as to future rates of total return. When comparing each Fund’s total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds’ investment objectives will be achieved.

Table of Bond and Preferred Stock Ratings

Description of Moody’s Investors Service, Inc. corporate bond ratings:

Aaa  ▪  Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  ▪  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A  ▪  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  ▪  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither

Statement Of Additional Information	■	39

highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  ▪  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  ▪  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  ▪  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Investors Service, Inc. preferred stock ratings:

aaa  ▪  An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa  ▪  An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a  ▪  An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa  ▪  An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba  ▪  An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b  ▪  An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa  ▪  An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Description of Standard & Poor’s Corporation corporate bond and preferred stock ratings:

AAA  ▪  Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  ▪  Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A  ▪  Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB  ▪  Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB,  B and CCC  ▪  Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

40	■	Longleaf Partners Funds Trust

BB  ▪  Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B  ▪  Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC  ▪  Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (−): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

Statement Of Additional Information	■	41

Financial Statements

The financial statements for the fiscal year ended December 31, 2011, audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, are included in the printed Annual Report to Shareholders of the Funds. The Financial Statements contained in the printed Annual Report, together with the Report of Independent Registered Public Accounting Firm dated February 10, 2012 are included as a part of this Statement of Additional Information on the following pages.

The unaudited financial statements and accompanying notes for the 6 months ended June 30, 2012, are incorporated herein by reference and may be obtained free by calling (800)445-9469.

Report of Independent Registered Public Accounting Firm

To the Trustees of Longleaf Partners Funds Trust and Shareholders of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Funds Trust (comprised of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 10, 2012

42	¡	Longleaf Partners Funds Trust	Partners Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation(d)	4,723,000	$394,417,730	5.0%

Capital Markets
The Bank of New York Mellon Corporation	17,879,895	355,988,709	4.5
Franklin Resources, Inc.	650,787	62,514,599	0.8

		418,503,308	5.3

Computers & Peripherals
Dell Inc.*(d)	33,804,000	494,552,520	6.2

Construction Materials
Cemex S.A.B. de C.V. ADS* (Foreign)	51,950,307	280,012,155	3.5
Vulcan Materials Company(b)	10,704,110	421,206,728	5.3

		701,218,883	8.8

Diversified Telecommunication Services
Level(3) Communications, Inc.*(b)	9,579,436	162,754,618	2.0

Hotels, Restaurants & Leisure
InterContinental Hotels Group PLC (Foreign)(b)	19,147,000	344,034,658	4.3
InterContinental Hotels Group PLC ADR (Foreign)(b)	1,331,245	23,949,098	0.3
Yum! Brands, Inc.	4,499,960	265,542,640	3.3

		633,526,396	7.9

Industrial Conglomerates
Koninklijke Philips Electronics N.V. (Foreign)	16,789,000	353,749,977	4.4
Koninklijke Philips Electronics N.V. ADR (Foreign)	3,247,831	68,042,059	0.9

		421,792,036	5.3

Insurance
Aon Corporation(d)	10,442,812	488,723,602	6.1
Loews Corporation(d)	13,853,000	521,565,450	6.6
NKSJ Holdings, Inc. (Foreign)	4,069,925	79,843,923	1.0
The Travelers Companies, Inc.(d)	7,588,400	449,005,628	5.6
Willis Group Holdings Public Limited Company (Foreign)	2,800,000	108,640,000	1.4

		1,647,778,603	20.7

Internet & Catalog Retail
Liberty Interactive Corporation – Series A*	21,431,321	347,508,870	4.4

Media
DIRECTV – Class A*	10,668,141	456,169,709	5.7
The Walt Disney Company(d)	11,222,000	420,825,000	5.3

		876,994,709	11.0

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation(d)	27,410,576	610,981,739	7.7

See Notes to Financial Statements

Partners Fund	Statement Of Additional Information	¡	43

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Pharmaceuticals
Abbott Laboratories	6,650,000	$373,929,500	4.7%

Total Common Stocks (Cost $6,799,270,518)		7,083,958,912	89.0

Corporate Bonds

	Principal Amount
Diversified Telecommunication Services
Level(3) Communications, Inc., 15% Convertible Senior Notes due 1/15/13(b)(c) (Cost $100,062,000)	100,062,000	115,696,688	1.5

Options Purchased(e)

	Share Equivalents
Computers & Peripherals
Dell Inc. Call, 12/14/15, with Deutsche Bank, Strike Price $7	12,500,000	110,875,000	1.4
Dell Inc. Call, 12/14/15, with Morgan Stanley, Strike Price $7	12,500,000	106,000,000	1.3

		216,875,000	2.7

Household Products
Colgate-Palmolive Company Call, 1/29/16, with J.P. Morgan, Strike Price $80	5,100,000	96,849,000	1.2

Total Options Purchased (Cost $274,350,086)		313,724,000	3.9

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.01% due 1/3/12, Repurchase price $376,605,418 (Collateral: $374,295,000 U.S. Treasury Notes, 0.25% – 0.35% due 12/15/13 to 7/31/14, Value $384,139,181)	376,605,000	376,605,000	4.7
U.S. Treasury Bill, 0.01% due 3/29/12	75,000,000	74,996,850	1.0

Total Short-Term Obligations (Cost $451,604,083)		451,601,850	5.7

Total Investments (Cost $7,625,286,687)(a)		7,964,981,450	100.1
Other Assets and Liabilities, Net		(11,183,729)	(0.1)
Net Assets		$7,953,797,721	100.0%
Net asset value per share		$26.65

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $7,860,537,645. Net unrealized appreciation of $339,694,763 consists of unrealized appreciation and depreciation of $1,342,076,595 and $(1,002,381,832), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	Illiquid. See Note 8.

(d)	A portion designated as collateral for options and swaps. See Note 9.

(e)	See next page for Options Written.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 16% of net assets.

See Notes to Financial Statements

44	¡	Longleaf Partners Funds Trust	Partners Fund

Portfolio of Investments

Options Written

	Share Equivalents	Market Value		Unrealized Gain(Loss)	% of Net Assets
Household Products
Colgate-Palmolive Company Put, 1/29/16, with J.P. Morgan, Strike Price $65	(5,100,000)	$(28,917,000	)(a)	$14,669,993	(0.3)%

Swap Contracts

	Principal Amount	Contract Value
Construction Materials
Cemex S.A.B. de C.V. ADS 3.25% Convertible Subordinated Notes due 3/15/16 (Foreign)	99,000,000	1,779,317		2,956,214	–
Cemex S.A.B. de C.V. ADS 3.75% Convertible Subordinated Notes due 3/15/18 (Foreign)	70,000,000	(2,985,982)		(1,700,044)	–

Total Swap Contracts with Deutsche Bank due 3/15/16		$(1,206,665	)(a)	$1,256,170	–%

Components of Swap Contracts		3.25% Notes		3.75% Notes	Total Swap
Unrealized appreciation(depreciation) on notes		$1,992,208		$(2,486,975)	$(494,767)
Accrued interest on notes		974,188		794,792	1,768,980
Fixed financing fee to Deutsche Bank		(284,143)		(219,398)	(503,541)
Benefit of interest rate moves if terminated before expiration		273,961		211,537	485,498
Unrealized gain(loss)		2,956,214		(1,700,044)	1,256,170
Purchased interest payable		(1,176,897)		(1,285,938)	(2,462,835)

Due to Deutsche Bank		$1,779,317		$(2,985,982)	$(1,206,665)

(a)	Included in Other Assets and Liabilities, net in the Portfolio of Investments.

See Notes to Financial Statements

Small-Cap Fund	Statement Of Additional Information	¡	45

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Construction Materials
Martin Marietta Materials, Inc.	1,971,000	$148,633,110	4.9%
Texas Industries, Inc.(b)	7,510,757	231,181,100	7.6

		379,814,210	12.5

Diversified Consumer Services
Service Corporation International(b)	17,451,523	185,858,720	6.1

Diversified Telecommunication Services
Level(3) Communications, Inc.*	4,953,733	84,163,924	2.8
tw telecom inc.*(b)	11,150,100	216,088,938	7.1

		300,252,862	9.9

Health Care Equipment & Supplies
Olympus Corporation (Foreign)	3,408,000	44,808,315	1.5

Hotels, Restaurants & Leisure
DineEquity, Inc.*(b)	2,978,100	125,705,601	4.1
Vail Resorts, Inc.(b)	3,317,000	140,508,120	4.6
The Wendy’s Company(b)	27,857,000	149,313,520	4.9

		415,527,241	13.6

Insurance
Everest Re Group, Ltd. (Foreign)	1,335,000	112,260,150	3.7
Fairfax Financial Holdings Limited (Foreign)	351,372	150,726,947	5.0
Markel Corporation*	351,642	145,815,388	4.8
Willis Group Holdings Public Limited Company (Foreign)	3,398,000	131,842,400	4.3

		540,644,885	17.8

Media
Lamar Advertising Company – Class A*	7,025,000	193,187,500	6.4
The Madison Square Garden Company – Class A*	5,869,400	168,099,616	5.5
Scripps Networks Interactive, Inc. – Class A	3,393,000	143,931,060	4.7
The Washington Post Company – Class B	289,000	108,898,090	3.6

		614,116,266	20.2

Multiline Retail
Dillard’s, Inc. – Class A(b)	2,754,400	123,617,472	4.1
Saks Incorporated*(b)	14,304,000	139,464,000	4.6

		263,081,472	8.7

Oil, Gas & Consumable Fuels
Quicksilver Resources Inc.*(b)	17,343,000	116,371,530	3.8

See Notes to Financial Statements

46	¡	Longleaf Partners Funds Trust	Small-Cap Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Real Estate Investment Trusts
Potlatch Corporation(b)	2,688,952	$83,653,297	2.8%

Total Common Stocks (Cost $2,845,134,435)		2,944,128,798	96.9

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.01% due 1/3/12, Repurchase price $79,588,088 (Collateral: $80,480,000 U.S. Treasury Note, 0.25% due 12/15/13, Value $81,184,200)	79,588,000	79,588,000	2.6

Total Investments (Cost $2,924,722,435)(a)		3,023,716,798	99.5
Other Assets and Liabilities, Net		14,106,570	0.5
Net Assets		$3,037,823,368	100.0%
Net asset value per share		$25.23

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $2,926,641,136. Net unrealized appreciation of $98,994,363 consists of unrealized appreciation and depreciation of $483,121,858 and $(384,127,495), respectively.

(b)	Affiliated issuer during the period. See Note 7.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 14% of net assets.

See Notes to Financial Statements

International Fund	Statement Of Additional Information	¡	47

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Beverages
C&C Group plc (Ireland)	15,160,272	$55,920,242	3.6%

Construction & Engineering
ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	3,724,412	110,385,084	7.0
Ferrovial S.A. (Spain)(d)	8,323,428	100,454,237	6.4
Hochtief AG (Germany)	995,107	57,563,331	3.7

		268,402,652	17.1

Construction Materials
Cemex S.A.B. de C.V. ADS* (Mexico)(d)	14,264,200	76,884,038	4.9
Lafarge S.A. (France)	2,482,662	87,269,915	5.6

		164,153,953	10.5

Food & Staples Retailing
Carrefour S.A. (France)	4,113,000	93,768,841	6.0

Health Care Equipment & Supplies
Olympus Corporation (Japan)	1,919,900	25,242,806	1.6

Hotels, Restaurants & Leisure
Accor S.A. (France)	1,982,228	50,245,176	3.2
Genting Berhad (Malaysia)	9,987,000	34,655,205	2.2
Melco International Development Limited* (Hong Kong)	52,144,000	38,739,073	2.5

		123,639,454	7.9

Industrial Conglomerates
Koninklijke Philips Electronics N.V. (Netherlands)(d)	4,713,000	99,304,523	6.3

Insurance
Fairfax Financial Holdings Limited (Canada)	308,000	132,121,796	8.4
NKSJ Holdings, Inc. (Japan)	832,600	16,333,974	1.0
Willis Group Holdings Public Limited Company (Ireland)(d)	1,925,000	74,690,000	4.7

		223,145,770	14.1

Machinery
Ingersoll-Rand plc* (Ireland)(d)	2,673,711	81,467,974	5.2

Metals & Mining
Manabi Holding S.A.* (Brazil)(b)(c) (Formerly IronCo LLC)	91,000	61,510,682	3.9

Oil, Gas & Consumable Fuels
HRT Participacoes em Petroleo S.A.* (Brazil)	153,311	46,685,778	3.0

Real Estate Management & Development
Cheung Kong Holdings Limited (Hong Kong)	7,427,000	88,359,746	5.6

Specialty Retail
Nitori Holdings Co., Ltd. (Japan)(d)	671,500	62,988,567	4.0

Wireless Telecommunication Services
Vodafone Group plc ADR (United Kingdom)	1,645,235	46,115,937	2.9

Total Common Stocks (Cost $1,685,079,772)		1,440,706,925	91.7

See Notes to Financial Statements

48	¡	Longleaf Partners Funds Trust	International Fund

Portfolio of Investments

Corporate Bonds

	Principal Amount	Market Value	% of Net Assets
Construction Materials
Cemex Finance LLC U.S., 9.5% Senior Secured Notes due 12/14/16 (Mexico) (Cost $3,202,770)	4,000,000	$3,530,000	0.2%

Options Purchased(e)

	Share Equivalents
Computers & Peripherals
Dell Inc. Call, 8/15/16, with Bank of America Merrill Lynch Strike Price $15.50 (United States)	6,476,800	28,960,364	1.8

Household Products
Colgate-Palmolive Company Call, 1/29/16, with J.P. Morgan, Strike Price $80 (United States)	1,200,000	22,788,000	1.5

Total Options Purchased (Cost $49,767,969)		51,748,364	3.3

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.01% due 1/3/12, Repurchase price $58,620,065 (Collateral: $55,950,000 U.S. Treasury Note, 0.35% due 7/31/14, Value $59,796,563)	58,620,000	58,620,000	3.7
U.S. Treasury Bill, 0.01% due 3/29/12	50,000,000	49,997,900	3.2

Total Short-Term Obligations (Cost $108,619,389)		108,617,900	6.9

Total Investments (Cost $1,846,669,900)(a)		1,604,603,189	102.1
Other Assets and Liabilities, Net		(33,446,754)	(2.1)
Net Assets		$1,571,156,435	100.0%
Net asset value per share		$11.90

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $1,902,484,761. Net unrealized depreciation of $(242,066,711) consists of unrealized appreciation and depreciation of $164,620,393 and $(406,687,104), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	Illiquid. Board Valued. See Note 8.

(d)	All or a portion designated as collateral for options and forward currency contracts. See Note 9.

(e)	See next page for Options Written.

Note: Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements

International Fund	Statement Of Additional Information	¡	49

continued

Options Written

	Share Equivalents	Market Value		Unrealized Gain(Loss)		% of Net Assets
Computers & Peripherals
Dell Inc. Put, 8/15/16, with Bank of America Merrill Lynch Strike Price $15.50 (United States)	(6,476,800)	$(29,437,704)		$(421,640)		(1.8)%

Household Products
Colgate-Palmolive Company Put, 1/29/16, with J.P. Morgan, Strike Price $65 (United States)	(1,200,000)	(6,804,000)		3,449,349		(0.5)

Total Options Written		(36,241,704	)(a)	3,027,709		(2.3)

Forward Currency Contracts

	Currency Units Sold
Japanese Yen due 3/30/12	4,770,000,000	$62,080,548		$(476,518	)(a)	–

(a)	Included in Other Assets and Liabilities, net in the Portfolio of Investments.

Country Weightings

	Equity, Bonds, & Net Options	Net Assets
France	15.8%	14.8%

Ireland	14.5	13.5

Spain	14.4	13.4

Canada	9.1	8.4

Hong Kong	8.7	8.1

Brazil	7.4	6.9

Japan	7.2	6.6

Netherlands	6.8	6.3

Mexico	5.5	5.1

Germany	3.9	3.7

United Kingdom	3.2	2.9

Malaysia	2.4	2.2

US	1.1	1.0

	100.0%	92.9

Cash, other assets and liabilities, net		7.1

		100.0%

See Notes to Financial Statements

50	¡	Longleaf Partners Funds Trust

Statements of Assets and Liabilities	at December 31, 2011

	Partners Fund	Small-Cap Fund	International Fund
Assets

Investments:
Affiliated securities, at market value (cost $1,232,599,374, $1,299,174,296 and $91,000,000, respectively) (Note 2, 7)	$1,067,641,790	$1,511,762,298	$61,510,682

Other securities, at market value (cost $6,392,687,313, $1,625,548,139 and $1,755,669,900, respectively) (Note 2)	6,897,339,660	1,511,954,500	1,543,092,507

Total Investments	7,964,981,450	3,023,716,798	1,604,603,189

Cash	485	511	685

Receivable for:

Fund shares sold	3,651,091	16,215,116	1,639,058

Dividends and interest	15,213,643	1,518,794	2,367,610

Securities sold	16,039,742	–	2,093,420

Foreign tax reclaims	–	–	334,778

Prepaid assets	179,059	68,649	49,984

Total Assets	8,000,065,470	3,041,519,868	1,611,088,724

Liabilities

Payable for:
Fund shares redeemed	8,167,895	1,307,640	1,447,575

Securities purchased	1,446,045	–	–

Options written (premiums received $43,586,993, $0 and $39,269,413, respectively) (Note 5, 12)	28,917,000	–	36,241,704

Swap contracts (Note 12)	1,206,665	–	–

Forward currency contracts (Note 2, 12)	–	–	476,518

Investment counsel fee (Note 3)	5,166,442	1,984,989	1,435,325

Administration fee (Note 4)	677,535	253,341	135,039

Other accrued expenses	686,167	150,530	196,128

Total Liabilities	46,267,749	3,696,500	39,932,289

	$7,953,797,721	$3,037,823,368	$1,571,156,435

Net Assets
Net assets consist of:

Paid-in capital	7,679,053,601	2,938,189,343	1,854,858,763

Undistributed net investment loss	(3,136,643)	–	(96,465)

Accumulated net realized gain(loss) on investments and foreign currency	(77,740,163)	639,662	(44,052,258)

Unrealized gain(loss) on investments and foreign currency	355,620,926	98,994,363	(239,553,605)

Net Assets	$7,953,797,721	$3,037,823,368	$1,571,156,435

Net asset value per share	$26.65	$25.23	$11.90

Fund shares issued and outstanding	298,479,492	120,397,083	131,999,744

See Notes to Financial Statements

Statement Of Additional Information	¡	51

Statements of Operations	For the Year Ended December 31, 2011

	Partners Fund	Small-Cap Fund	International Fund
Investment Income:

Income:

Dividends from non-affiliates (net of foreign tax withheld of $2,025,948, $763,422 and $6,576,298 respectively)	$92,178,250	$18,344,681	$49,172,640

Dividends from affiliates (net of foreign tax withheld of $0, $0 and $0 respectively) (Note 7)	5,523,434	10,402,421	–

Interest from affiliates (Note 7)	15,009,300	–	–

Interest from non-affiliates	48,915	21,769	329,703

Total Income	112,759,899	28,768,871	49,502,343

Expenses:

Investment counsel fee (Note 3)	66,217,635	24,422,663	23,934,969

Administration fee (Note 4)	8,695,685	3,123,022	2,025,872

Transfer agent fees and expenses	1,981,543	358,743	521,750

Prospectus and shareholder reports	800,299	166,800	116,800

Custodian fees and expenses	194,799	34,500	717,001

Trustees’ fees and expenses	445,300	226,550	226,550

Registration fees	82,182	186,018	52,079

Professional fees	57,017	56,869	56,369

Other	324,865	94,842	82,249

Total Expenses	78,799,325	28,670,007	27,733,639

Net Investment Income	33,960,574	98,864	21,768,704

Realized and Unrealized Gain(Loss):

Net realized gain(loss):

Non-affiliated securities	720,536,701	197,635,633	153,628,219

Affiliated securities (Note 7)	17,888,768	147,292,312	–

Options (Note 12)	482,649	5,452,128	–

Forward currency contracts (Note 12)	–	–	(3,771,455)

Foreign currency transactions	322,991	12,115	77,907

Net Gain	739,231,109	350,392,188	149,934,671

Change in unrealized appreciation(depreciation):

Securities	(1,027,901,561)	(283,884,938)	(600,499,543)

Options (Note 12)	14,669,993	–	3,027,709

Swap contracts (Note 12)	1,256,170	–	–

Forward currency contracts (Note 12)	–	–	(476,518)

Other assets and liabilities	–	–	(31,096)

Change in Net Unrealized Depreciation	(1,011,975,398)	(283,884,938)	(597,979,448)

Net Realized and Unrealized Gain(Loss)	(272,744,289)	66,507,250	(448,044,777)

Net Increase(Decrease) in Net Assets Resulting from Operations	$(238,783,715)	$66,606,114	$(426,276,073)

See Notes to Financial Statements

52	¡	Longleaf Partners Funds Trust

Statements of Changes in Net Assets

	Partners Fund
	Year Ended December 31,
	2011	2010
Operations:

Net investment income	$33,960,574	$19,004,818

Net realized gain from investments	739,231,109	737,344,129

Net change in unrealized appreciation(depreciation)	(1,011,975,398)	592,773,498

Net increase(decrease) in net assets from operations	(238,783,715)	1,349,122,445

Distributions to Shareholders:

From net investment income	(38,097,173)	(42,284,561)

From net realized gain on investments	(203,712,541)	–

Net decrease in net assets from distributions	(241,809,714)	(42,284,561)

Capital Share Transactions (Note 6):

Net proceeds from sale of shares	1,057,457,928	882,269,973

Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	227,136,612	39,171,927

Cost of shares redeemed	(1,435,166,111)	(1,682,506,175)

Net increase(decrease) in net assets from fund share transactions	(150,571,571)	(761,064,275)

Total increase(decrease) in net assets	(631,165,000)	545,773,609

Net Assets:
Beginning of year	8,584,962,721	8,039,189,112

End of year	$7,953,797,721	$8,584,962,721

Undistributed net investment income(loss) included in net assets at end of year	$(3,136,643)	$676,966

See Notes to Financial Statements

Statement Of Additional Information	¡	53

Small-Cap Fund		International Fund
Year Ended December 31,		Year Ended December 31,
2011	2010	2011	2010

$98,864	$3,716,153	$21,768,704	$15,857,536

350,392,188	149,619,448	149,934,671	67,623,232

(283,884,938)	389,761,404	(597,979,448)	185,488,828

66,606,114	543,097,005	(426,276,073)	268,969,596

(563,683)	(12,596,737)	(22,229,266)	(27,048,211)

(201,415,748)	–	(21,925,881)	–

(201,979,431)	(12,596,737)	(44,155,147)	(27,048,211)

427,610,605	405,332,694	206,166,812	168,424,388

193,894,454	11,670,708	41,254,624	25,045,644

(505,015,279)	(391,298,130)	(417,024,348)	(389,660,084)

116,489,780	25,705,272	(169,602,912)	(196,190,052)

(18,883,537)	556,205,540	(640,034,132)	45,731,333

3,056,706,905	2,500,501,365	2,211,190,567	2,165,459,234

$3,037,823,368	$3,056,706,905	$1,571,156,435	$2,211,190,567

$–	$452,704	$(96,465)	$286,189

See Notes to Financial Statements

54	¡	Longleaf Partners Funds Trust

Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Statement Of Additional Information	¡	55

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

56	¡	Longleaf Partners Funds Trust

Notes to Financial Statements

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds.

The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options

Gains on investment in options may depend on correctly predicting the direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter (OTC) options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Swap Contracts

The Funds may enter into swap contracts for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a basket of securities. Most swap contracts entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The market value of a swap contract is determined by marking the underlying security (securities) to their last quoted value at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to accrue dividend or interest income, financing charges and/or other economic terms associated with the contract.

Risk of Swaps

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap contract. The primary risks associated with the use of swaps are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty.

Statement Of Additional Information	¡	57

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account and comprised of assets specific to each agreement. See Note 13, “Counterparty Risk and Credit-Risk-Related Contingent Features on Derivative Instruments,” for additional information.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%

In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.20%

In excess of $500 million	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

58	¡	Longleaf Partners Funds Trust

Notes to Financial Statements

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$1,951,195,048	$2,435,745,757

Small-Cap Fund	1,085,776,353	1,087,058,106

International Fund	953,510,692	1,055,982,660

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund		Small-Cap Fund		International Fund
	Share Equivalents	Premiums	Share Equivalents	Premiums	Share Equivalents	Premiums
Options outstanding at December 31, 2010	–	$–	–	$–	–	$–

Options written	5,111,380	44,625,697	5,716,297	21,330,243	7,676,800	39,269,413

Options closed	(11,380)	(1,038,704)	(5,716,297)	(21,330,243)	–	–

Options outstanding at December 31, 2011	5,100,000	$43,586,993	–	$–	7,676,800	$39,269,413

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2011
	Partners Fund	Small-Cap Fund	International Fund
Shares sold	37,051,826	15,826,294	14,413,197

Reinvestment of shareholder distributions	8,350,296	7,612,936	3,359,981

Shares redeemed	(50,707,810)	(18,299,542)	(29,944,582)

	(5,305,688)	5,139,688	(12,171,404)

Statement Of Additional Information	¡	59

	Year Ended December 31, 2010
	Partners Fund	Small-Cap Fund	International Fund
Shares sold	34,721,586	16,773,698	12,253,352

Reinvestment of shareholder distributions	1,382,219	437,105	1,628,478

Shares redeemed	(66,050,000)	(16,803,259)	(28,253,441)

	(29,946,195)	407,544	(14,371,611)

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the period.

	Shares(a) at December 31, 2011		Market Value at
			December 31, 2011	December 31, 2010
Partners Fund

InterContinental Hotels Group PLC	19,147,000		$344,034,658	$59,577,510

InterContinental Hotels Group PLC ADR	1,331,245		23,949,098	–

Level(3) Communications, Inc.*	9,579,436		162,754,618	139,166,619

Level(3) Communications, Inc. 15% Convertible Senior Notes due 1/13/13	100,062,000	(b)	115,696,688	112,569,750

Vulcan Materials Company	10,704,110		421,206,728	238,517,332

			1,067,641,790	549,831,211

Small-Cap Fund

Dillards, Inc. – Class A	2,754,400		123,617,472	249,476,481

DineEquity, Inc.*	2,978,100		125,705,601	147,058,578

Fair Isaac Corporation(e)	–		–	152,362,842

Potlatch Corporation	2,688,952		83,653,297	87,525,388

Ruddick Corporation(e)	–		–	92,799,960

Quicksilver Resources Inc.*	17,343,000		116,371,530	–

Saks Incorporated*	14,304,000		139,464,000	–

Service Corporation International	17,451,523		185,858,720	132,726,000

Texas Industries, Inc.	7,510,757		231,181,100	200,988,850

tw telecom, inc.*	11,150,100		216,088,938	216,480,951

Vail Resorts, Inc.	3,317,000		140,508,120	111,058,564

The Wendy’s Company	27,857,000		149,313,520	137,237,100

Worthington Industries, Inc.(e)	–		–	121,090,400

			1,511,762,298	1,648,805,114

International Fund

Manabi Holding S.A.*	91,000		$61,510,682	$–

60	¡	Longleaf Partners Funds Trust

Notes to Financial Statements

	Purchases	Sales	Dividend or Interest Income(c)
Partners Fund

InterContinental Hotels Group PLC	$310,395,546	$60,388,615	$48,512

InterContinental Hotels Group PLC ADR	21,609,095	–	3,425

Level(3) Communications, Inc.*	–	21	–

Level(3) Communications, Inc. 15% Convertible Senior Notes due 1/13/13	–	–	15,009,300	(d)

Vulcan Materials Company	175,137,886	–	5,471,497

	507,142,527	60,388,636	20,532,734

Small-Cap Fund

Dillards, Inc. – Class A	–	170,257,954	652,805

DineEquity, Inc.*	–	–	–

Fair Isaac Corporation(e)	–	180,914,561	225,347

Potlatch Corporation	–	2,228,636	–

Ruddick Corporation(e)	–	101,548,516	633,303

Quicksilver Resources Inc.*	155,474,077	–	–

Saks Incorporated*	132,628,519	–	–

Service Corporation International	11,577,613	–	3,261,248

Texas Industries, Inc.	115,663,337	–	1,185,278

tw telecom, inc.*	–	34,748,675	–

Vail Resorts, Inc.	53,955,102	3,724,328	1,409,940

The Wendy’s Company	–	9,416,170	2,376,400

Worthington Industries, Inc.(e)	–	139,558,269	658,100

	466,567,178	642,397,109	10,402,421

International Fund

Manabi Holding S.A.*	$91,000,000	–	–

* Non-income	producing

(a)	Common stock unless otherwise noted.

(b)	Principal amount.

(c)	Dividend income unless otherwise noted.

(d)	Interest income.

(e)	Not an affiliate at the end of the period.

Note 8. Illiquid Securities

The Partners Fund owns $100,062,000 principal amount of Level(3) Communications, Inc. 15% Convertible Senior Notes due 1/15/13. These notes were acquired directly from Level(3) in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level(3) notes represent 1.5% of the Partners Fund’s net assets at December 31, 2011 and are valued by a pricing service using publicly observable inputs (See Note 2).

The International Fund owns 91,000 shares of Manabi Holding S.A. These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of

Statement Of Additional Information	¡	61

Rule 144 promulgated under the Securities Act of 1933. Prior to an initial public offering, shares are subject to other selling restrictions such as a right of first offer for the benefit of other shareholders. Further, upon an initial public offering, it is anticipated that the shares will be subject to a post-offering lock up period as required by underwriters, the BM&FBOVESPA or Brazil’s CVM. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgement plays a greater role in valuing illiquid securities than those for which a more active market exists. These shares represent 3.9% of the International Fund’s net assets at December 31, 2011 and are valued using procedures adopted by the Board of Trustees (See Note 2).

Note 9. Collateral

Securities with the following aggregate value were designated to collateralize options, swaps and forward currency contracts at December 31, 2011.

Partners Fund	$573,954,264

International Fund	362,899,788

Note 10. Related Ownership

At December 31, 2011, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund
Partners Fund	17,927,361	6.0%

Small-Cap Fund	11,755,245	9.8

International Fund	20,228,024	15.3

Note 11. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

62	¡	Longleaf Partners Funds Trust

Notes to Financial Statements

A summary of the inputs used in valuing the Funds’ net assets as December 31, 2011 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund

Common Stocks	$7,083,958,912	$–	$–	$7,083,958,912

Short-Term Obligations	451,601,850	–	–	451,601,850

Corporate Bonds	–	115,696,688	–	115,696,688

Options Purchased	–	313,724,000	–	313,724,000

Options Written	–	(28,917,000)	–	(28,917,000)

Swap	–	(1,206,665)	–	(1,206,665)

	7,535,560,762	399,297,023	–	7,934,857,785

Small-Cap Fund

Common Stocks	2,944,128,798	–	–	2,944,128,798

Short-Term Obligations	79,588,000	–	–	79,588,000

	3,023,716,798	–	–	3,023,716,798

International Fund

Common Stocks	1,379,196,243	–	61,510,682	1,440,706,925

Short-Term Obligations	108,617,900	–	–	108,617,900

Corporate Bonds	–	3,530,000	–	3,530,000

Options Purchased	–	51,748,364	–	51,748,364

Options Written	–	(36,241,704)	–	(36,241,704)

Forward Currency Contracts	(476,518)	–	–	(476,518)

	$1,487,337,625	$19,036,660	$61,510,682	$1,567,884,967

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Funds value such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. There were no common stocks valued in this manner at December 31, 2011 or 2010.

For Level 3 securities, the Funds use valuation techniques to measure fair value that are consistent with the market approach. The market approach uses prices and other relevant information generated by market transactions involving comparable securities or related indices.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2011:

Level 3 Holdings	International Fund
Fair value beginning of year	$–

Purchases	91,000,000

Unrealized loss	(29,489,318)

Fair value end of year	$61,510,682

Statement Of Additional Information	¡	63

Note 12. Derivative Instruments

In 2011, the Funds invested in options, swaps and forward currency contacts. Footnote 2, “Significant Accounting Policies,” contains additional information regarding the risks associated with these derivatives.

Options

The Partners Fund held purchased call options on Dell, Inc. In 2010, the Fund sold a portion of the underlying equity position to pay for in-the-money options with extended maturities, securing additional exposure to the stock at low implied long-term interest rates. The maximum loss exposure is limited to the premium paid for the options. At December 31, 2011, the market value of the calls represented 2.7% of the Partners Fund’s net assets.

In 2011, both the Partners and International Funds wrote puts and purchased call options on Colgate-Palmolive, effectively creating a long position in five years if the stock sells below $65 (written put) or above $80 (purchased call.) The options can be closed out prior to maturity. At December 31, 2011, the market value of the net put/call position represented 0.9% of the Partners and 1.0% of the International Funds’ net assets.

The International Fund sold its position in Dell while writing puts and purchasing call options at the same strike price as the underlying security. The options provided exposure to Dell at an attractive financing rate while freeing up cash. At December 31, 2011, the put/call combination represented a negligible percentage of the Fund’s Net Assets.

During 2011, the Small-Cap Fund wrote options related to two securities owned by the Fund. The prices of the underlying securities moved quickly and the options were closed at gains.

Swap Contracts

In 2011, the Partners Fund entered into swap contracts for exposure to Cemex convertible bonds at a favorable long-term interest rate. Details of valuation components of the contracts are provided in the Partners Fund Portfolio of Investments on page 42. At December 31, 2011 the swap contract was a negligible percentage of net assets.

Forward Currency Contracts

The International Fund executed limited currency hedges related to specific holdings. At December 31, 2011, less than 0.1% of the International Fund’s net assets were held in currency hedges.

The following is a summary of the location of derivative instruments in the Funds’ financial statements at December 31, 2011:

	Statements of Assets and Liabilities
		Fair Value
Derivative	Location	Partners Fund	International Fund
Options purchased	Other securities, at market value	$313,724,000	$51,748,364

Options written	Payable for options written	(28,917,000)	(36,241,704)

Swap contracts	Payable for swap contracts	(1,206,665)	–

Forward currency contracts	Payable for forward currency contracts	–	(476,518)

		$283,600,335	$15,030,142

The Small-Cap Fund held no derivatives at December 31, 2011.

64	¡	Longleaf Partners Funds Trust

Notes to Financial Statements

	Impact of Derivatives on Statements of Operations
	Partners Fund	Small-Cap Fund	International Fund
Net realized gain(loss)

Options purchased	$482,649	$3,520,351	$–

Options written	–	5,452,128	–

Forward currency contracts	–	–	(3,771,455)

	482,649	8,972,479	(3,771,455)

Change in unrealized appreciation(depreciation)

Options purchased	46,626,006	–	1,980,396

Options written	14,669,993	–	3,027,709

Swap contracts	1,256,170	–	–

Forward currency contracts	–	–	(476,518)

	62,552,169	8,972,479	4,531,587

	$63,034,818	$8,972,479	$760,132

For the year ended December 31, 2011 the average volume of derivative activities were as follows:

	Purchased Options Cost	Written Options Premiums	Swap Contracts Value	Forward Currency Contracts Unrealized
Partners Fund	$269,621,393	$43,586,993	$(15,855,498)	$–

Small-Cap Fund	18,902,734	9,818,372	–	–

International Fund	29,177,142	22,343,376	–	(451,112)

The average costs, premiums and values are calculated based on the gross total of month-end amounts divided by the total number of months. Derivative activity in each Fund is opportunity driven, not routine, and volumes may vary significantly between Funds and accounting periods.

Note 13. Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Statement Of Additional Information	¡	65

As of December 31, 2011, the Funds held written options and swap contracts with credit related contingent features which had liability positions. If a contingent feature in the master agreements would have been triggered, the Funds could have been required to pay this amount to their derivatives counterparties. In addition, the Funds had posted securities as collateral to cover the net liability of these derivatives which could be used to reduce the required payments.

	Partners Fund	International Fund
Liability for:

Options written	$28,917,000	$36,241,704

Swap contracts	1,206,665	–

	30,123,665	36,241,704

Collateral segregated for benefit of counterparties	$75,624,264	$46,560,000

Note 14. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions were designated subject to tax as follows:

	Year Ended December 31, 2011
	Partners Fund	Small-Cap Fund	International Fund
Long-term capital gains	$203,712,541	$201,415,748	$16,184,835

Ordinary income	38,097,173	563,683	27,970,312

	$241,809,714	$201,979,431	$44,155,147

	Year Ended December 31, 2010
	Partners Fund	Small-Cap Fund	International Fund
Ordinary income	$42,284,561	$12,596,737	$27,048,211

The tax-basis components of net assets at December 31, 2011 were as follows:

	Partners Fund	Small-Cap Fund	International Fund
Unrealized appreciation	$1,356,746,588	$483,121,858	$168,069,742

Unrealized depreciation	(1,239,946,174)	(386,046,196)	(462,961,690)

Net unrealized appreciation(depreciation)	116,800,414	97,075,662	(294,891,948)

Late year losses deferred	(6)	(1,579,003)	(3,439,326)

Undistributed ordinary income	432,917	–	–

Undistributed long-term capital gains	157,510,795	4,137,366	14,628,946

Paid-in capital	7,679,053,601	2,938,189,343	1,854,858,763

	$7,953,797,721	$3,037,823,368	$1,571,156,435

66	¡	Longleaf Partners Funds Trust

Notes to Financial Statements

During the year ended December 31, 2011, capital loss carryforwards were used to offset capital gains as follows:

	Partners Fund	Small-Cap Fund	International Fund
Loss carryforwards applied	$(356,724,245)	$(146,405,962)	$(177,724,186)

There are no capital loss carryforwards remaining to offset future capital gains in any Fund.

The following permanent reclassifications were made between capital accounts to reflect the tax character of foreign currency transactions and distributions. These reclassifications did not affect results of operations or net assets.

	Partners Fund	Small-Cap Fund	International Fund
Paid-in capital	$–	$–	$(5,741,046)

Undistributed net investment loss	322,991	12,115	77,907

Accumulated net realized gain(loss) on investments and foreign currency	(322,991)	(12,115)	5,663,139

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

68	¡	Longleaf Partners Funds Trust

Financial Highlights

The presentation is for a share outstanding throughout each period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gains (Losses) on Securities Realized and Unrealized	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains
Partners Fund

Year Ended December 31,

2011	$28.26	$0.11	$(0.90)	$(0.79)	$(0.13)	$(0.69)

2010	24.09	0.07	4.24	4.31	(0.14)	–

2009	15.69	0.06	8.35	8.41	(0.01)	–

2008	33.16	0.03	(16.80)	(16.77)	(0.03)	(0.67)

2007	34.86	0.07	(0.12)	(0.05)	(0.07)	(1.58)

2006	30.97	0.14	6.53	6.67	(0.14)	(2.64)

Small-Cap Fund

Year Ended December 31,

2011	26.52	–	0.49	0.49	(0.01)	(1.77)

2010	21.77	0.03	4.83	4.86	(0.11)	–

2009	14.58	0.08	7.11	7.19	–	–

2008	27.04	0.08	(11.97)	(11.89)	(0.08)	(0.44)

2007	30.12	0.14	0.93	1.07	(0.14)	(4.01)

2006	27.02	0.50	5.49	5.99	(0.56)	(2.33)

International Fund

Year Ended December 31,

2011	15.34	0.17	(3.28)	(3.11)	(0.17)	(0.16)

2010	13.66	0.12	1.75	1.87	(0.19)	–

2009	11.09	0.07	2.50	2.57	–	–

2008	19.78	0.04	(7.93)	(7.89)	(0.04)	(0.74)

2007	18.91	(0.01)	2.95	2.94	–	(2.07)

2006	17.36	0.02	2.89	2.91	(0.01)	(1.35)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Statement Of Additional Information	¡	69

Distri- butions from Return of Capital	Total Distri- butions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$(0.82)	$26.65	(2.85)%	$7,953,798	0.91%	0.39%	23.55%

–	(0.14)	28.26	17.89	8,584,963	0.91	0.23	36.72

–	(0.01)	24.09	53.60	8,039,189	0.91	0.26	28.54

–	(0.70)	15.69	(50.60)	5,788,782	0.90	0.14	29.68

–	(1.65)	33.16	(0.44)	11,231,099	0.89	0.20	15.17

–	(2.78)	34.86	21.63	10,871,594	0.90	0.45	18.98

–	(1.78)	25.23	1.79	3,037,823	0.92	–	37.33

–	(0.11)	26.52	22.32	3,056,707	0.93	0.14	16.67

–	–	21.77	49.31	2,500,501	0.95	0.45	12.93

(0.05)	(0.57)	14.58	(43.90)	1,803,685	0.93	0.37	22.61

–	(4.15)	27.04	2.80	3,536,052	0.91	0.49	28.28

–	(2.89)	30.12	22.33	3,447,285	0.92	1.87	34.90

–	(0.33)	11.90	(20.29)	1,571,156	1.37	1.07	48.87

–	(0.19)	15.34	13.69	2,211,191	1.38	0.76	27.80

–	–	13.66	23.17	2,165,459	1.59	0.55	20.15

(0.02)	(0.80)	11.09	(39.60)	2,041,338	1.60	0.27	43.94

–	(2.07)	19.78	15.29	3,902,820	1.57	(0.04)	30.44

–	(1.36)	18.91	17.07	3,254,538	1.61	0.09	24.30

Statement Of Additional Information	■	A-1

Appendix A

SOUTHEASTERN ASSET MANAGEMENT, INC.

LONGLEAF PARTNERS FUNDS

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the “Advisers Act”), Southeastern Asset Management, Inc. (“Southeastern”) must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the “Proxy Policy”) are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust (“Longleaf”), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “40 Act”). Pursuant to its discretionary authority to manage Longleaf’s assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf’s portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf’s three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf’s proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf’s public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

I.    INFORMATION AVAILABLE TO CLIENTS AND LONGLEAF SHAREHOLDERS

In order to comply with Adviser’s Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client’s portfolio.

Shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds’ Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds’ website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website, www.longleafpartners.com, by calling (800) 445-9469, or on the Funds’ Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

II.    STATEMENT OF GENERAL POLICIES

AFFECTING PROXY VOTING

Proposal Must Benefit Shareholders  ■  One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

Management Must Be Responsive  ■  Southeastern’s portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

General Policies With Respect to Routine Proposals  ■  Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the

A-2	■	Longleaf Partners Funds Trust

Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company’s Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern’s general policy is to support the Board’s recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy  ■  In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but “withholding” the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

•

A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board’s positions by withholding the votes for re-election of the Board or any director.

•

There may be situations where top management of a company, after having discussions with Southeastern’s portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

General Policies With Respect to Special Management Proposals  ■  In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern’s general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy  ■  There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

General Policies With Respect to Shareholder Proposals  ■  There may be situations when a company’s proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis with the primary objective of supporting corporate operating policies which provide the maximum financial benefit to shareholders. In Southeastern’s opinion, if a company’s management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive.

III.    DISCUSSION OF SPECIFIC CORPORATE

POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

•	“One share, one vote.”

Explanation  ■  Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board

Statement Of Additional Information	■	A-3

of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

•	Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation  ■  Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

•	Super-dilutive Stock Option Plans.

Explanation  ■  Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

•	Reasonable Employment Contracts and “Golden Parachutes.”

Explanation  ■  To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable “parachutes” or termination compensation for an effective top management group.

•	Share Repurchase Programs.

Explanation  ■  During periods when a portfolio company’s shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company’s businesses or an increase in corporate dividends. Shrinkage of the company’s common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

•	Cumulative Voting and Pre-emptive Rights.

Explanation  ■  Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

A-4	■	Longleaf Partners Funds Trust

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

•	“Blank Check” Preference Stock.

Explanation  ■  “Blank Check” preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of “blank check” preference stock provisions.

•	“Greenmail” Share Repurchases.

Explanation  ■  Unlike normal share repurchase programs which are implemented when a company’s shares are materially underpriced, “greenmail” repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such “greenmail” payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in “greenmail” repurchases in circumstances which would not enhance long-term shareholder value.

•	Structural Anti-takeover Defenses.

Explanation  ■  In most situations, the adoption of anti-takeover defenses which become part of the corporation’s organizational structure have the effect of limiting natural market forces on the trading price of a company’s stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of “poison pills” designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

•	Right to Call Meetings

Explanation  ■  Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

•	Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation  ■  Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

•	Environmental, Social, and Ethical Issues

Explanation  ■  Southeastern recognizes the overall benefit that is provided to society in general when its portfolio companies act in a responsible manner as a good corporate steward in areas of environmental, social and ethical matters. Therefore, as a general policy, Southeastern will be supportive of and vote in favor of proposals that, in Southeastern’s opinion, would further such causes. However, such areas can be highly subjective and can, at times, be in conflict with what we consider to be in the long-term best interests of the shareholders. Therefore, Southeastern will give due regard to such proposals and will consider these matters on a case-by-case basis.

IV.    SOUTHEASTERN’S PROXY VOTING PROCEDURES

Monitoring for Proxies and Corporate Actions  ■  Southeastern has implemented procedures designed to ensure that it receives the proxies

Statement Of Additional Information	■	A-5

and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for meetings. Each business day, Southeastern sends an updated file of holdings in each client portfolio where Southeastern has voting discretion to this administrator. The administrator has undertaken the task of collecting ballots and notifying Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and “check.” Upon notification of upcoming meetings, Southeastern’s Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator’s job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. The administrator assists and follows through with the implementation of Southeastern’s voting decisions for each of its client accounts where voting discretion has been granted.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client’s portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to sell in the company’s stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. Southeastern may also refrain from voting where shares of a particular holding have been sold out of all client accounts prior to the meeting date. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), and Southeastern will not normally respond where the default action is the desired outcome. Corporate actions which do require a response are handled by Southeastern’s Director of Client Accounting or her designee.

Decisions on Proxy Voting  ▪  Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company’s Board of Directors is presented to Southeastern’s CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see “Conflicts of Interest” below).

Attendance at Shareholders’ Meetings  ▪  A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management’s position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

Conflicts of Interest  ▪  Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern’s clients may have a material interest in the outcome of a vote. It is also possible that Southeastern’s personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who

A-6	■	Longleaf Partners Funds Trust

has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern’s internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern’s Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

•	the nature of the conflict;

•	an evaluation of the materiality of the conflict; and

•	if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under “Record Retention” below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds’ Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company’s shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

•	whether Southeastern has been solicited by the person or entity creating the conflict;
•	whether the size of Southeastern’s business relationship with the source of the conflict is material in light of Southeastern’s total business;

•	whether Southeastern’s voting power or voting decision is material from the perspective of the source of the conflict;

•	other factors which indicate Southeastern’s voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients’ best interest.

Record Retention  ▪  As required by Adviser’s Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

•	copies of its proxy policies and procedures;

•

copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC’s EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

•	a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

•	copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

•

copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern’s written response to any written or oral client request for information on how Southeastern voted its proxy.

Adopted August 1, 2003

Amended December 18, 2006

Amended December 4, 2007

Amended June 9, 2008

Amended December 17, 2010

Investment Counsel

Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(901) 761-2474

southeasternasset.com

Transfer, Dividend, and Pricing Agent

BNY Mellon Asset Servicing (US), Inc.

4400 Computer Drive

Westborough, MA 01581

For Information about your account, call

(800) 445-9469

Custodian

State Street Bank & Trust Company,

Boston, MA

No person has been authorized to give any further information or make any representations other than those contained in the Prospectus or this Statement of Additional Information. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its Investment Counsel, or its Administrator. This Prospectus does not constitute an offering in any state where such an offering may not be lawfully made.

PART C. OTHER INFORMATION

Item 28. Exhibits

(a).	Articles of Incorporation. Registrant is a Massachusetts business trust. Re-Stated Declaration of Trust; incorporated by reference from Post-Effective Amendment No. 26, filed February 28, 2003; Amendment to Declaration of Trust: Designation of Fourth Series, incorporated by reference from Post-Effective Amendment No. 40, filed June 18, 2012.

(b).	Re-Stated By-Laws; incorporated by reference from Post-Effective Amendment No. 28, filed February 28, 2005.

(c).	Instruments Defining Rights of Security Holders. Stock Certificate; incorporated by reference from Post-Effective Amendment No. 23, filed August 1, 2000.

(d).	Investment Advisory Contracts (with Southeastern Asset Management, Inc.)

(1)	Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(2)	Longleaf Partners International Fund; incorporated by reference from Post-Effective Amendment No. 20, filed August 10, 1998, and Post-Effective Amendment No. 27, filed February 27, 2004. Addendum filed March 1, 2011.

(3)	Investment Research and Client Services Agreement between Southeastern Asset Management, Inc. and Southeastern Asset Management International (UK) Ltd.; incorporated by reference from Post-Effective Amendment No. 31, filed February 29, 2008.

(4)	Fund Management Agreement between Southeastern Asset Management, Inc and Southeastern Asset Management International (Singapore) Pte. Ltd.; incorporated by reference from Post-Effective Amendment No. 34, filed March 1, 2010.

(5)	Longleaf Partners Global Fund, filed herewith.

(e).	Underwriting Contracts. Distribution Agreement among Longleaf Partners Funds Trust, on behalf of its separate series, Southeastern Asset Management, Inc. and Rafferty Capital Markets, LLC.; incorporated by reference from Post-Effective Amendment No. 38, filed April 30, 2012.

(f).	Bonus or Profit Sharing Contracts. None; not applicable.

(g).	Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(h).	Other Material Contracts.

(1).	Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(2).	Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners International Fund; incorporated by reference from Post-Effective Amendment No. 20, filed August 10, 1998.

(3).	Fund Administration Agreement between Southeastern Asset Management and Longleaf Partners Global Fund, incorporated by reference from Post-Effective Amendment No. 40, filed June 18, 2012.

(4).	Transfer Agent Agreement with PFPC Inc.; incorporated by reference from Post-Effective Amendment No. 23, filed August 1, 2000.

(5).	Form of Shareholder Servicing Agent Agreement with National Financial Services Corp; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(6).	Traditional IRA Disclosure Statement and Custodial Agreement; Roth IRA Disclosure Statement and Custodial Agreement. incorporated by reference from Post-Effective Amendment No. 30, filed April 27, 2007.

(7).	Simple IRA Disclosure Statement and Account Agreement; incorporated by reference from Post-Effective Amendment No. 30, filed April 27, 2007.

(8).	Accounting Services Agreement between Southeastern Asset Management, Inc. and PFPC Inc.; incorporated by reference from Post-Effective Amendment No. 31, filed February 29, 2008.

(i).	Legal Opinion; filed herewith.

(j).	Other Opinions or Consents. Consent of PricewaterhouseCoopers, filed herewith.

(k).	Omitted Financial Statements. None.

(1).	Initial Capital Agreements. None.

(m).	Rule 12b-1 Plan. None.

(n).	Rule 18f-3 Plan. Not applicable; none.

(o).	Reserved

(p).	Code of Ethics; incorporated by reference from Post-Effective Amendment No. 38, filed April 30, 2012.

(r).	Power of Attorney dated as of May 19, 2011; incorporated by reference from Post-Effective Amendment No. 38, filed April 30, 2012.

Item 29 Persons Under Common Control With Registrant

Longleaf Partners Funds Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company, now has three series — Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund, all of which are non-diversified open-end management investment companies. Each series has a separate Board of Trustees composed of the same individuals. Six of the eight Trustees are classified as Trustees who are not “interested” as defined by Sec. 2 (a)(19) of the Investment Company Act of 1940. Each series is controlled by its particular Board of Trustees, and each series has entered into an Investment Counsel Agreement and a Fund Administration Agreement with Southeastern Asset Management, Inc., an investment adviser registered under the Investment Advisers Act of 1940. Each series is treated for accounting purposes as a separate entity, and each series has separate financial statements.

Item 30 Indemnification

Section 4.8 of the By-Laws of the Registrant provides as follows:

“Section 4.8. Indemnification of Trustees, Officers, Employees and Agents. (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the Trust has its principal office, determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for these expenses which the court shall deem proper, provided such Trustee, officer, employee or agent is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(c) To the extent that a Trustee, officer, employee, or agent of the Trust has been successful on the merits or otherwise in defense of any action suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or (b).

(2)	The determination shall be made:

(i)	By the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

(ii)	If the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

(iii)	By the Shareholders.

(3)	Notwithstanding any provision of this Section 4.8, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 (“disabling Conduct”). A person shall be deemed not liable by reason by disabling conduct if, either:

(i)	A final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct; or

(ii)	In the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, is made by either-

(A)	A majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

(B)	an independent legal counsel in a written opinion.

(e) Expenses, including attorneys’ fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

(1)	Authorized in the specific case by the Trustees; and

(2)	The Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

(3)	either,

(i)	such person provides a security for his undertaking, or

(ii)	the Trust is insured against losses by reason of any lawful advances, or

(iii)	a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either-

(A)	a majority of a quorum which consists of Trustees who are neither “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

(B)	an independent legal counsel in a written opinion.

(f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding the office, and shall continue as to a person who has ceased to be a Trustee, officer, employee, or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

(g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any lability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust purchase insurance to indemnify any officer or Trustee against liability for any act for which the Trust itself is not permitted to indemnify him.

(h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.”

Paragraph 9 of the Investment Counsel Agreement, provides that, except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Investment Counsel nor its stockholders, officers, directors, employees, or agents shall be subject to any liability incurred in connection with any act or omission connected with or arising out of any services rendered under the Agreement, including any mistake of judgment, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. Similar provisions are contained in Paragraph 1.04(d) of the Fund Administration Agreement. Reference is made to such agreements for the full text.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed by the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that is will apply the indemnification provisions of its By-Laws in a manner consistent with Investment Company Act Release No. 11330 so long as the interpretation of Section 17(h) and 17(i) therein remains in effect.

Item 31 Business and Other Connections of Investment Counsel

Southeastern Asset Management, Inc., a corporation organized under the laws of the State of Tennessee, offers investment advisory services to corporations, endowment funds, retirement and pension plans and individual investors.

The following individuals are Trustees of the Registrant who are employed by Southeastern Asset Management, Inc.:

Name of Company,
Name and position	Principal Business
With Registrant	and Address
O. Mason Hawkins, CFA	1975-Present;
Trustee and Co-Portfolio	Southeastern Asset Management, Inc.;
Manager of Partners, Small-Cap and International Funds	Chairman of the Board and CEO

The following individuals are officers of Southeastern Asset Management Inc. who have responsibilities for investment company operations:

Capacity with
Investment Counsel
G. Staley Cates	1994 — Present;
Co-Portfolio Manager of Partners, Small-Cap and International Funds, President and CIO	Vice President (1985-94) Southeastern Asset Management, Inc.

Name of Company,
Capacity with	Principal Business
Investment Counsel	and Address
T. Scott Cobb	2006 — Present
Co-Portfolio Manager	Southeastern Asset Management, Inc.
of International Fund	2007 — Present
Senior Analyst and Principal	Southeastern Asset Management International (UK) Ltd.

Ken I. Siazon	2006 — Present
Co-Portfolio Manager	Southeastern Asset Management, Inc.
of International Fund	2009 — Present
Senior Analyst and Principal	Southeastern Asset Management International (Singapore) Pte. Ltd.

Peter Kris	2012 — Present;
Head of Global Funds Business	Southeastern Asset Management, Inc.
Julie M. Bishop, CPA Mutual Fund Chief Financial Officer and Principal	1989 — Present; Southeastern Asset Management, Inc.

Lee B. Harper Head of Client Portfolio Management and Principal	1993 — Present Southeastern Asset Management, Inc.

Deborah L. Craddock	1987 — Present;
Head of Trading and Principal	Southeastern Asset Management, Inc.

Andrew R. McCarroll,	2003 — Present; Vice President and Assistant
General Counsel and Principal	General Counsel (1998-2002);
Southeastern Asset Management, Inc.

Michael J. Wittke Chief Compliance Officer	2005 — Present; Associate Legal Counsel (2002-2004); Southeastern Asset Management, Inc. 1996-2002, PricewaterhouseCoopers, LLP

Richard Hussey	2006 — Present; Chief Information Officer (1999-2006)
Chief Operating Officer and Principal	Southeastern Asset Management, Inc.

The address of Southeastern Asset Management, Inc. is 6410 Poplar Avenue Suite 900; Memphis, TN 38119.

The address of Southeastern Asset Management International (UK) Ltd. is 3rd Floor, 7 Savile Row, London, UK, W1S 3PE.

The address of Southeastern Asset Management International (Singapore) Pte. Ltd. is 501 Orchard Road #05-10, Wheelock Place, Singapore.

Item 32 Principal Underwriters

(a)	None. Each series is a no-load, open-end management investment company selling shares directly to the public.

(b)	Not Applicable.

(c)	Not Applicable.

ITEM 33 Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 (other than those required to be maintained by the custodian and transfer agent) are maintained in the physical possession of Registrant’s Fund Administrator, Southeastern Asset Management, Inc., Suite 900, 6410 Poplar Avenue; Memphis, TN 38119. Transfer Agent records are maintained in the possession of BNY Mellon Asset Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581.

ITEM 34 Management Services

Not applicable. (See section in the Prospectus entitled “Fund Administrator”).

ITEM 35 Undertakings

(a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section, including an annual updating of the registration statement within four months of the end of each fiscal year, containing audited financial statements for the most recent fiscal year.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Longleaf Partners Funds Trust, a Massachusetts business trust (the Master Trust) now having four series or portfolios, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund Longleaf Partners International Fund, and Longleaf Partners Global Fund, certifies that it has met all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 41 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 27th day of December, 2012.

LONGLEAF PARTNERS FUNDS TRUST (THE MASTER TRUST)

LONGLEAF PARTNERS FUND

LONGLEAF PARTNERS SMALL-CAP FUND

LONGLEAF PARTNERS INTERNATIONAL FUND

LONGLEAF PARTNERS GLOBAL FUND

By	/s/ O. Mason Hawkins

O. Mason Hawkins

Chairman and Chief Executive Officer

Southeastern Asset Management, Inc.

Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

By	/s/ Julie M. Bishop

Julie M. Bishop

Mutual Fund Chief Financial Officer & Principal

Southeastern Asset Management, Inc.

Functioning as principal financial and accounting officer under agreements with Longleaf Partners Funds Trust and its separate series

By	/s/ Andrew R. McCarroll
Andrew R. McCarroll General Counsel & Principal Southeastern Asset Management, Inc. Functioning as principal legal officer under agreements with Longleaf Partners Funds Trust and its separate series

SIGNATURES (Continued)*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 to the Registration Statement of Longleaf Partners Funds Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
INTERESTED TRUSTEES

/s/ O. Mason Hawkins** O. Mason Hawkins	Trustee	December 27, 2012

/s/ Margaret H. Child** Margaret H. Child	Trustee	December 27, 2012

NON-INTERESTED TRUSTEES

/s/ Chadwick H. Carpenter, Jr.** Chadwick H. Carpenter, Jr.	Trustee	December 27, 2012

/s/ Daniel W. Connell, Jr.** Daniel W. Connell, Jr.	Trustee	December 27, 2012

/s/ Rex M. Deloach** Rex M. Deloach	Trustee	December 27, 2012

/s/ Steven N. Melnyk** Steven N. Melnyk	Trustee	December 27, 2012

/s/ C. Barham Ray** C. Barham Ray	Trustee	December 27, 2012

/s/ Perry C. Steger** Perry C. Steger	Chairman of the Board	December 27, 2012

**By:	/s/ Andrew R. McCarroll
Andrew R. McCarroll Attorney-in-Fact December 27, 2012

(*)	As of the date of execution of this Post-Effective Amendment No. 41, the Board of Trustees of each Series consists of eight individuals, as shown above. Each Trustee is a Trustee of each Series, and each is signing this Post-Effective Amendment on behalf of each such Series.
(**)	Executed by Andrew R. McCarroll pursuant to a Power of Attorney dated as of May 19, 2011.

NOTICE

A Copy of the Declaration of Trust of Longleaf Partners Funds Trust (“the Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by the above Trustees or officers of the Registrant in their capacities as Trustees or as officers and not individually, and any obligations arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but instead are binding only upon the assets and property of the Registrant.